                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Mandalay Resort Group
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]

                             MANDALAY RESORT GROUP

                                Proxy Statement
                                      And
                             Notice Of 2000 Annual
                            Meeting of Stockholders

                             Mandalay Resort Group
                         3950 Las Vegas Boulevard South
                            Las Vegas, Nevada 89119

                               ----------------

Notice of Annual Meeting of Stockholders
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TIME:                   10:30 A.M., EDT, on Thursday, June 15, 2000

PLACE: The Pavilion located on the parking lot adjacent to MotorCity Casino, 2901 Grand River Avenue,
                        Detroit, Michigan 48201

ITEMS OF BUSINESS:      . To elect three directors.

                        . To approve the 2000 Executive Officers' Bonus Plan.

                        . To approve the 2000 Stock Incentive Plan.

                        . To ratify the appointment of Arthur Andersen LLP as
                          independent auditors to examine and report on our financial statements for the fiscal year ending January 31, 2001.

                        . To transact any other business properly brought
                          before the meeting.

WHO MAY VOTE:           You can vote at the meeting or any adjournment(s) of
                        the meeting if you were a stockholder of record at the close of business on April 20, 2000.

ANNUAL REPORT:          A copy of the Annual Report to Stockholders is
                        enclosed.


                                               By Order of the Board of
                                                Directors

                                               Michael S. Ensign
                                               Chairman of the Board

Las Vegas, Nevada
April 28, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Mandalay Resort Group
                         3950 Las Vegas Boulevard South
                            Las Vegas, Nevada 89119

                           -------------------------

                                Proxy Statement

                           -------------------------

      This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies on behalf of our Board of Directors for use at our Annual Meeting of Stockholders to be held in the Pavilion located on the parking lot adjacent to MotorCity Casino, 2901 Grand River Avenue, Detroit, Michigan, at 10:30 A.M., EDT, on Thursday, June 15, 2000, and at any and all adjournments of the meeting, for the purpose of considering and acting upon the matters referred to in the accompanying Notice of Annual Meeting of Stockholders and more fully discussed below. The terms "we," "our," "us," and "Mandalay," as used in this proxy statement, refer to Mandalay Resort Group.

      This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 5, 2000.
--------------------------------------------------------------------------------
Information Concerning the Annual Meeting
--------------------------------------------------------------------------------

What matters will be voted on at the meeting?

      At the meeting stockholders will vote on four matters. They are:

                  . The election of nominees to serve on our Board of Directors;

                  .     Approval of the 2000 Executive Officers' Bonus Plan;

                  .     Approval of the 2000 Stock Incentive Plan; and

                  . Ratification of the appointment of our independent auditors for our fiscal year ending January 31, 2001.

How does the Board recommend I vote on the proposals?

    The Board recommends that you vote:

                  . FOR each of the three nominees named in this proxy statement;

                  .     FOR approval of the 2000 Executive Officers' Bonus
                        Plan;

                  .     FOR approval of the 2000 Stock Incentive Plan; and

                  . FOR ratification of the appointment of Arthur Andersen LLP as our independent auditors for our fiscal year ending January 31, 2001.

Who is entitled to vote?

    Our stockholders of record as of the close of business on April 20, 2000, the record date for the meeting, are entitled to vote at the meeting or any adjournment(s) of the meeting.

How do I cast my vote?

    There are two different ways you may cast your vote. You can vote by:

                  . marking, signing and dating a proxy card and returning it in the envelope provided; or

                  . attending the meeting (if you are the registered owner of your shares, or, if your shares are held through a broker, bank or other nominee, you bring to the meeting a copy of a brokerage statement reflecting your stock ownership as of April 20, 2000).

If I have given a proxy, how do I revoke that proxy?

    Your presence at the meeting will not revoke any proxy you may have given. However, you may revoke your proxy (to the extent it has not already been voted at the meeting) if you:

                  . give written notice of the revocation to Mandalay's Corporate Secretary, Yvette E. Landau, at 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, which will not be effective until it is received;

                  .     submit a properly signed proxy with a later date; or

                  . vote in person at the meeting (if your shares are registered directly on Mandalay's books and not held through a broker, bank, or other nominee).

How will my proxy be voted?

    If your proxy in the accompanying form is properly executed, returned to and received by us prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you return your signed proxy but do not mark the boxes to show how you wish to vote on one or more of the proposals, the shares for which you have given your proxy will, in the absence of your instructions to the contrary, be voted "FOR" each of the nominees named in the proxy and "FOR" each of the other proposals described in this proxy statement.

Will my shares be voted if I do not provide my proxy?

    Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm or nominee. Brokerage firms and nominees that are members of the New York Stock Exchange have the authority under the exchange's rules to vote their customers' unvoted shares on certain "routine" matters if the customers have not furnished voting instructions within a specified period prior to the meeting. Under these rules, the election of directors, approval of the 2000 Executive Officers' Bonus Plan, approval of the 2000 Stock Incentive Plan and ratification of the appointment of the independent accountants are all considered to be "routine" matters. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

How many votes are needed to elect directors?

    The three nominees receiving the highest number of "FOR" votes will be elected as directors. This is referred to as a plurality.

What if a nominee is unwilling or unable to serve?

    That is not expected to occur. If it does, proxies will be voted for a substitute nominee designated by our Board of Directors.

How many votes are needed to approve the 2000 Executive Officers' Bonus Plan and the 2000 Stock Incentive Plan and to ratify the selection of Arthur Andersen LLP to examine and report on our financial statements for the fiscal year ending January 31, 2001?

    Each of these three proposals will be considered separately. The approval of each of these proposals requires that the number of shares voted "FOR" the proposal exceed the number of shares voted "AGAINST" the proposal.

Are dissenters' rights applicable to any of the proposals?

    No. Dissenters' rights do not apply to any of the proposals.

Who will count the vote?

    Representatives of First Chicago Trust Company of New York (a division of EquiServe), our transfer agent, will tabulate the votes cast at the meeting.

What does it mean if I get more than one proxy card?

    If you have your shares registered in multiple accounts with one or more brokers and/or our transfer agent, you will receive more than one card. Please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

How many shares can be voted?

    As of April 20, 2000, the record date for the meeting, 78,008,229 shares of Mandalay common stock were issued and outstanding. Every holder of Mandalay common stock is entitled to one vote for each share held of record on the record date.

What is a "quorum"?

    A "quorum," for purposes of the meeting, means a majority of the shares of Mandalay common stock outstanding on the record date. This quorum of our shares must be present at the meeting in order for the meeting to be held. For purposes of determining the presence of a quorum, shares will be counted if they are present in person or by proxy. Shares present by proxy will be counted as present for purposes of determining the presence of a quorum even if the proxy does not have authority to vote on all matters.

    Abstentions: Abstentions are not counted in the tally of votes "FOR" or "AGAINST" a proposal. A "WITHHELD" vote is the same as an abstention. Abstentions and withheld votes are counted as shares present at the meeting for purposes of determining the presence of a quorum.

    Broker Non-Votes: Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder, and (2) the broker lacks the authority to vote the shares at his/her discretion. Broker non-votes will not affect the outcome of any of the matters being voted upon at the meeting, but will be counted as shares present and entitled to be voted for purposes of determining the presence of a quorum.

Who can attend the Annual Meeting?

    All stockholders of Mandalay who owned shares on April 20, 2000 can attend. Just check the box on your proxy and bring the Admission Ticket included in your proxy statement with you to the meeting.

    Please note that the Admission Ticket will be required in order to obtain admission to the meeting. Accordingly, the Admission Ticket should not be returned with your proxy. If your shares are held in a brokerage account, you will also need to bring a copy of your brokerage account statement (which you can obtain from your broker) reflecting your stock ownership as of April 20, 2000.

How will voting on any other business be conducted?

    We do not know of any business to be considered at the meeting other than the proposals described in this proxy statement. However, if any other business is presented at the meeting, a proxy in the accompanying form will give authority to Michael S. Ensign and Yvette E. Landau to vote on such matters at their discretion and they intend to do so in accordance with their best judgment on any such matter.

Who will pay the cost of this proxy solicitation and how will the solicitation be conducted?

    Mandalay will pay the expenses of soliciting proxies in the form included with this proxy statement, including the cost of preparing, assembling and mailing material in connection with the solicitation. In addition to the use of the mail, Mandalay's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph. Mandalay has also hired Altman Group, Inc. to assist in the solicitation of votes at an estimated cost of $5,000, plus its out-of-pocket expenses. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
--------------------------------------------------------------------------------
Item 1 - Election of Directors and Nominee Biographies
--------------------------------------------------------------------------------

What is the makeup of the Board of Directors?

    Our Board of Directors has not less than six and not more than 11 members as determined from time to time by the Board of Directors. The directors, which currently number eight, are divided into three classes, with each class serving for a three-year period. The stockholders elect the members of one of the three classes each year.

Are there any members of the class of directors to be elected at the meeting who are not standing for re-election?

    No. Each incumbent director whose term expires this year has been nominated for election to serve for an additional three-year term and has agreed to serve if elected.

Who are the Board's nominees this year?

    Michael S. Ensign, Glenn W. Schaeffer and Michael D. McKee are our nominees for election to the Board of Directors. Each nominee, if elected, would hold office until our 2003 annual meeting of stockholders and until his successor is elected and qualified.

What is the background of this year's nominees?

      Our nominees for election to the Board are:

MICHAEL S. ENSIGN
Director since 1995
Age 62

 . Chairman of the Board and Chief Executive Officer of Mandalay since January
  16, 1998
 . Chief Operating Officer of Mandalay since June 1, 1995
 . Vice Chairman of the Board of Mandalay from June 1, 1995 until January 16,
  1998
 . Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" for a period of more than five years prior to Mandalay's acquisition of those entities and their hotel and casino properties in June 1995

GLENN W. SCHAEFFER
Director since 1996
Age 46

 . President, Chief Financial Officer and Treasurer of Mandalay since June 1,
  1995
 . Member of the Board of Directors of Mandalay since March 4, 1996
 . Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" from 1993 until Mandalay's acquisition of those entities and their hotel and casino properties in June 1995
 . President of Mandalay from June 1991 until February 1993
 . Chief Financial Officer and a director of Mandalay from 1984 until February
  1993
 . Member of the Board of Directors:
    . Weider Nutrition International, Inc.
    . Del Webb Corporation

MICHAEL D. McKEE
Director since 1996
Age 54

 . Vice Chairman of The Irvine Company, a real estate development and investment company, since July 1999
 . Executive Vice President of The Irvine Company from April 1994 until July
  1999
 . Chief Financial Officer of The Irvine Company since December 1997
 . Chief Legal Officer of The Irvine Company from April 1994 until December 1997 . Managing Partner of the Orange County, California office of the law firm of
  Latham & Watkins, of which he was a partner from 1987 until April 1994
 . Member of the Board of Directors:
    . Health Care Property Investors, Inc.
    . Realty Income Corporation

--------------------------------------------------------------------------------
Biographies of Directors Not Standing For Election This Year
--------------------------------------------------------------------------------

Our incumbent directors whose terms expire in 2001 are:

ARTHUR H. BILGER
Director since 1997
Age 47

 . Private investor
 . President and Chief Operating Officer of New World Communications Group
  Incorporated, a television broadcasting and production company, for a period of two years until January 1997
 . Principal of Apollo Advisors, L.P. and Lion Advisors, L.P., entities engaged in the investment of capital in acquisitions and corporate restructurings, from 1990 until he assumed his position with New World Communications Group Incorporated
 . Director of Mandalay from 1983 until 1989

WILLIAM E. BANNEN, M.D.
Director since 1998
Age 50

 . Vice President/Chief Medical Officer with Anthem Blue Cross Blue Shield , formerly Blue Cross Blue Shield of Nevada ("Blue Cross Nevada"), since January 1998
 . Medical Director with Blue Cross Nevada since 1991
 . Director - Network Administration and Health Management with Blue Cross
  Nevada since 1993
 . Current positions with Blue Cross Nevada include responsibility for medical management and network contracting in the State of Nevada

ROSE McKINNEY-JAMES
Director since 1999
Age 48

 . President and Chief Executive Officer of the Corporation for Solar Technology and Renewable Resources, a not-for-profit corporation engaged in the development of solar technology, since January 1996
 . Director of the Nevada Department of Business and Industry, which has administrative oversight of 29 state regulatory agencies, boards and commissions, from October 1993 until December 1995
 . Member of the Nevada Public Service Commission from January 1989 until
  October 1993
 . Member of the board of directors of a number of community and civic organizations including United Way

Our incumbent directors whose terms expire in 2002 are:

WILLIAM A. RICHARDSON
Director since 1995
Age 53

 . Vice Chairman of the Board of Mandalay since June 18, 1998
 . Member of the Board of Directors of Mandalay since June 1, 1995
 . Executive Vice President of Mandalay from June 1, 1995 until June 18, 1998 . Involved in an executive capacity in the management and operations of the entities we refer to as the "Gold Strike Entities" for a period of more than five years prior to Mandalay's acquisition of those entities and their hotel and casino properties in June 1995

DONNA B. MORE
Director since 1998
Age 42

 . Partner in the Chicago, Illinois law firm of Freeborn & Peters since July
  1994
 . Chief Legal Counsel for the Illinois Gaming Board, where she participated in the development and administration of the regulatory process for riverboat casinos in Illinois, from November 1990 to July 1994
 . Assistant United States Attorney, Criminal Division of the United States
  Attorney's Office for the Northern District of Illinois from May 1989 to November 1990
--------------------------------------------------------------------------------
Executive Officers Other Than Nominees and Directors
--------------------------------------------------------------------------------

      Our executive officers serve in that capacity at the pleasure of our Board of Directors. Set forth below is information concerning each of the individuals (other than those who are also directors of Mandalay) currently serving as our executive officers.

YVETTE E. LANDAU
Age 43

 . Vice President, General Counsel and Secretary of Mandalay since June 1996
 . Member of the Executive Committee of the Circus and Eldorado Joint Venture,
  in which Mandalay owns a 50% interest
 . Member of the Management Committee of Detroit Entertainment, L.L.C., in which
  Mandalay owns a 53.5% interest
 . Associate General Counsel of Mandalay from January 1993, when she joined
  Mandalay, until June 1996
 . Private practice of law in Phoenix, Arizona as a partner in the law firm of Snell & Wilmer from 1984 until January 1993

LES MARTIN
Age 43

 . Vice President and Chief Accounting Officer of Mandalay since June 1997
 . Corporate Controller of Mandalay since November 1994
 . Manager of Financial Reports of Mandalay from April 1984, when he joined
  Mandalay, until June 1997
 . Certified public accountant with a national public accounting firm prior to joining Mandalay

--------------------------------------------------------------------------------
Compensation of Directors
--------------------------------------------------------------------------------

      Any director who is also an employee of Mandalay or one of its subsidiaries is not separately compensated for his or her services as a director.

      Each director who is not an employee of Mandalay or one of our subsidiaries receives $35,000 each year. Each nonemployee director also receives $1,500 for each meeting of the Board he or she attends and $1,000 ($1,500 in the case of the committee chairperson) for each meeting of a committee of the Board attended. They are also reimbursed for out-of-pocket expenses associated with attending meetings.

      Our 1991 Stock Incentive Plan provides for the annual grant of formula awards in the form of stock options to our nonemployee directors during the term of the plan, which expires on June 19, 2001. Under this plan, each of our nonemployee directors received an option to purchase 10,000 shares of Mandalay common stock on June 17, 1999, the date of our 1999 annual meeting of stockholders (each a "1999 award"). The exercise price for each 1999 award is $21.125 per share, representing the average of the Fair Market Values (as defined) for the fifth (5th) through the ninth (9th) "business days" following the date of grant. Each 1999 award will become exercisable when, and only if, the optionee continues to serve as a director until this year's annual meeting of stockholders. Unless forfeited in accordance with its terms, each 1999 award will become exercisable as to 4,000 shares on June 15, 2000, as to another 3,000 shares on the date of our 2001 annual meeting of stockholders, and as to the remaining 3,000 shares on the date of our 2002 annual meeting of stockholders. Unless earlier exercised or forfeited, each 1999 award will remain exercisable until June 17, 2009. In the event of the termination of a 1999 award holder's service as a director, other than "by reason of retirement" (as defined), total and permanent disability or death, his or her 1999 award and any other formula awards received under the plan in prior years (whether or not then vested and whether or not then exercisable) will automatically expire on (and may not be exercised on) the effective date of the termination. As defined, the phrase "by reason of retirement" means mandatory retirement pursuant to Board policy or termination of service at a time when the optionee would, if an employee of Mandalay, be entitled to receive a retirement benefit under the 401(k) plan for our employees. If a termination of service is by reason of retirement, total and permanent disability or death, the terminated director's 1999 award and any other then-outstanding formula awards that have vested (including any awards which vest on the date of termination) will become exercisable, whether or not they were previously exercisable, and each such award will expire one year after the date of termination or on its stated expiration date, whichever is earlier.

      On February 12, 1999, our Board of Directors adopted a stock option plan providing for the issuance of up to 100,000 shares of Mandalay common stock pursuant to the exercise of stock options granted under the plan to Mandalay's nonemployee directors. On that date, the Board granted to each of the individuals then serving as nonemployee directors, William E. Bannen, Arthur H. Bigler, Michael D. McKee and Donna B. More, an option to purchase 25,000 shares at a per share exercise price of $14.50, representing the closing price of our common stock on the New York Stock Exchange Composite Tape on the date of the grants. Each option, which has a term of ten years subject to earlier termination upon the occurrence of certain events, became exercisable as to 8,333 shares on February 12, 2000 and will become exercisable as to 8,333 shares on February 12, 2001 and as to the remaining 8,334 shares on February 12, 2002.

--------------------------------------------------------------------------------
Board Committees and Meeting Attendance
--------------------------------------------------------------------------------

      Our Board of Directors has five committees. They are the Executive, Audit, Compensation, Directors' Nominating and Compliance Review Committees. Each committee reports its actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.


           Committee Membership and Meetings Held in Fiscal 2000
---------------------------------------------------------------------------
                                                      Directors' Compliance
          Name           Executive Audit Compensation Nominating   Review
---------------------------------------------------------------------------

  Michael S. Ensign           X
---------------------------------------------------------------------------

  William A. Richardson                                    X
---------------------------------------------------------------------------

  Glenn W. Schaeffer                                                  X
---------------------------------------------------------------------------

  William E. Bannen                   X       X*
---------------------------------------------------------------------------

  Arthur H. Bilger           X*       X
---------------------------------------------------------------------------

  Rose McKinney-James                                     X*          X
---------------------------------------------------------------------------

  Michael D. McKee                   X*        X
---------------------------------------------------------------------------

  Donna B. More                                                      X*
---------------------------------------------------------------------------

  Number of Meetings in
  Fiscal 2000**               0       7        6           0          4

X  Member
*  Chairperson
** The Board held seven meetings in fiscal 2000. Each director attended at least 75% of the meetings of the Board and its committees of which he or she was a member held during fiscal 2000.

The Executive Committee:

 . Has the full power of the Board during the period between meetings of the Board, except those powers reserved to the Board or delegated by our Bylaws or by the Board to another standing or special committee of the Board or as may be prohibited by law.

The Audit Committee:

 . Examines the activities of our independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures;

 . Reviews our accounting policies and the objectivity of our financial reporting;

 . Receives reports from our internal auditors and reviews the scope of our internal audit program; and

 . Considers annually the qualifications of our independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

The Compensation Committee:

 . Reviews on a periodic basis, as it determines, the compensation of our officers;

 . Recommends to the Board appropriate levels (and the appropriate forms) of compensation for our officers; and

 . Performs such additional functions as the Board may authorize from time to time relating to any stock option, incentive or other benefit plan approved by the Board, including the administration of each of our stock option and stock incentive plans currently in effect.

The Directors' Nominating Committee:

 . Evaluates and presents to the Board for its consideration candidates to fill positions on the Board; and

 . Will consider individuals recommended by stockholders. Any stockholder who wishes to recommend to the committee for its consideration a prospective nominee for election to the Board may write to Yvette E. Landau, General Counsel, Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, NV 89119.

The Compliance Review Committee:

 .  Assists the Board in the implementation and administration of our Gaming
   Compliance Program;

 .  Performs due diligence in respect of proposed transactions and associations;
   and

 . Advises the Board of any gaming law compliance problems or situations which may adversely affect the objectives of gaming control.

--------------------------------------------------------------------------------
Item 2 - Proposal to Approve the 2000 Executive Officers' Bonus Plan
--------------------------------------------------------------------------------

Background

      Mandalay has employment agreements with Michael S. Ensign, Glenn W. Schaeffer and William A. Richardson, which were originally entered into in 1995 and are more fully described under "Management Remuneration-Employment Agreements." Each agreement provides for the employee's eligibility to receive an annual bonus under a bonus plan established for Mandalay's senior executive officers which provides for the payment of bonus compensation that is intended to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"). Each agreement also provides that the employee's targeted annual bonus shall not be less than 100% of his then current base salary.

      Bonuses constituting "qualified performance-based compensation" under
Section 162(m) have been paid to Messrs. Ensign, Schaeffer and Richardson in accordance with their employment agreements since 1996 under the Executive Officer Bonus Plan approved by stockholders in 1995 (the "1995 Plan"). Because the approval of the Original Plan by stockholders in 1995 ceases to satisfy the stockholder approval requirement of Section 162(m) for performance-based compensation for the fiscal year ending January 31, 2001, or subsequent fiscal years, stockholders are being asked to approve the 2000 Executive Officers' Bonus Plan (the "Bonus Plan") which, if approved, will meet the stockholder approval and other plan requirements of Section 162(m) for bonuses Mandalay pays in accordance with the provisions of the plan in fiscal 2001 and the next four fiscal years. The Bonus Plan is an amendment and restatement of the 1995 Plan and, except as otherwise indicated, is similar in all material respects to the 1995 Plan.

Description of the Bonus Plan

      Our Compensation Committee approved the Bonus Plan on January 18, 2000 and, on April 26, 2000 it was adopted by our Board of Directors, subject to approval of the plan by our stockholders, for the purpose of permitting us to pay bonuses to our executives for the current fiscal year and the next four fiscal years that constitute "qualified performance-based compensation" under
Section 162(m). According to its terms, however, no bonus awards will be payable under the Bonus Plan unless and until it is approved by stockholders.

      The Bonus Plan is a performance bonus plan which is designed to provide certain senior executives with incentive compensation based upon the achievement of pre-established performance goals. The Bonus Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to tie their goals and interests to those of Mandalay and its stockholders and to enable Mandalay to attract and retain highly qualified executive officers. Executive officers at the level of vice president or above may be eligible to participate in the Bonus Plan. Prior to, or at the time of, establishment of the performance objectives for a performance period, which will generally be the fiscal year, the Committee designated under the Bonus Plan (initially the Compensation Committee (the "Committee")) will designate the specific executive officers who will participate in the Bonus Plan for such performance period. Subject to the approval of the Bonus Plan by stockholders, Messrs. Ensign, Schaeffer and Richardson will participate in the Bonus Plan for the fiscal year ending January 31, 2001.

      The Bonus Plan is designed to comply with Section 162(m) of the Code, as that section relates to performance-based compensation. Section 162(m) generally limits to $1,000,000 the amount of tax deductible compensation that may be paid by Mandalay in a fiscal year to each of the officers named in the compensation table of its proxy statement for that fiscal year. Performance-based compensation which is paid pursuant to a plan which is approved by stockholders and which satisfies other requirements of Section 162(m) relating to performance-based compensation is excluded for purposes of determining compliance with this limitation. Accordingly, in order for compensation payable under the Bonus Plan to be fully deductible by Mandalay, the Board of Directors has adopted the Bonus Plan subject to its approval by stockholders. Pursuant to the terms of the Bonus Plan, no bonuses may be paid under the Bonus Plan unless and until Mandalay's stockholders have approved the Bonus Plan.

      At the beginning of each performance period and subject to the requirements of Section 162(m), the Committee will establish performance goals, specific performance objectives and objectively determinable computation formulae or methods for determining each participant's bonus under the Bonus Plan for that performance period. The performance goals may include any one or more of the following corporate business criteria: stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity or any variations of the preceding criteria. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, performance goals may include a participant's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility.

      At or after the end of each performance period, the Committee is required by the terms of the Bonus Plan to certify in writing whether the pre-established performance goals and objectives have been satisfied in such performance period. The actual bonus award for any participant for a performance period will then be determined based upon the pre-established computation formulae or methods. In no event will any bonus award for any fiscal year exceed the lesser of 150% of the participant's annual base salary as in effect at the beginning of the fiscal year or $2,500,000. The annual dollar limitation on individual awards under the 1995 Plan was $1,500,000. The Committee has no discretion to increase the amount of any participant's bonus under the Bonus Plan as so determined, but may reduce the amount of, or totally eliminate, the bonus if the Committee determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors. In no event will the aggregate amount of all bonuses payable in any plan year under the Bonus Plan exceed 10% of Mandalay's average annual income before taxes during its preceding five fiscal years.

      The following table sets forth the amounts paid under the 1995 Plan to the individuals and groups indicated for fiscal 2000. Except as described above, the 1995 Plan is similar to the Bonus Plan in all material respects.


                Name and Position                                   Bonus Amount($)
-----------------------------------------------------------------------------------

  Michael S. Ensign                                                     800,000
    Chairman of the Board and Chief Executive Officer
-----------------------------------------------------------------------------------

  Glenn W. Schaeffer                                                    600,000
    President, Chief Financial Officer and Treasurer
-----------------------------------------------------------------------------------

  William A. Richardson                                                 700,000
    Vice Chairman of the Board
-----------------------------------------------------------------------------------

  Yvette E. Landau                                                         0
    Vice President, General Counsel and Secretary
-----------------------------------------------------------------------------------

  Les Martin                                                               0
    Vice President and Chief Accounting Officer
-----------------------------------------------------------------------------------

  All Current Executive Officers, as a group                           2,100,000
-----------------------------------------------------------------------------------

  All Current Directors who are not Executive Officers, as a group         0
-----------------------------------------------------------------------------------

  Nonexecutive Officer Employees, as a group                               0


      Approved awards under the Bonus Plan are payable in cash as soon as is practicable after the end of each performance period and after the Committee has certified in writing that the relevant performance goals were achieved. Awards that are otherwise payable to a participant who is not employed by Mandalay as of the last day of a performance period will be prorated or eliminated pursuant to specified provisions of the Bonus Plan. A participant will recognize ordinary taxable income upon receipt of payments under the Bonus Plan.

      The foregoing description of the Bonus Plan is qualified in all respects by the actual provisions of the Bonus Plan, a copy of which is included with this proxy statement as Appendix A.

Vote Required for Approval of the Bonus Plan

      Your Board of Directors has approved the Bonus Plan. However, the Bonus Plan will become null and void unless at the meeting the number of shares of common stock voted "FOR" approval of the Bonus Plan exceeds the number of shares voted "AGAINST" such approval.

    Your Board of Directors recommends a vote "FOR" approval of the Bonus
    Plan.

--------------------------------------------------------------------------------
Item 3 - Proposal to Approve the 2000 Stock Incentive Plan
--------------------------------------------------------------------------------

      In the opinion of our Board of Directors, Mandalay and its stockholders have in the past benefited substantially from having certain of its directors, officers and key employees acquire shares of Mandalay common stock pursuant to stock options granted as part of our compensation of those individuals. Those awards, in the opinion of the Board, have been a highly effective incentive, reinforcing the identity of interest of our directors, officers and other key employees with that of our stockholders with respect to our strategies for profitable growth and share-value appreciation. At the present time, we have approximately 1.1 million shares, representing approximately 1.4% of our shares currently outstanding, available for issuance of stock options. Our ability to provide share-value incentives to our directors, officers, key employees, consultants and advisors in the future will, in the opinion of our Board, benefit our long-term financial performance and assist us in continuing to compete for, motivate and retain the services of high caliber executive, managerial and professional employees, directors, consultants, and advisors.

      On April 26, 2000, our Board of Directors adopted the 2000 Stock Incentive Plan (the "Incentive Plan"), subject to the approval of the plan by our stockholders. If the Incentive Plan is not approved by our stockholders at the meeting, any stock options or other awards granted under the plan will be null and void. As of the date of this proxy statement, no stock options or other awards have been granted under the Incentive Plan.

Description of the Incentive Plan

      The purposes of the Incentive Plan are to enable Mandalay and its affiliates to attract and retain the services of individuals with managerial, professional or supervisory skills as employees, officers, directors, consultants or advisors of Mandalay or any of its affiliates, and to motivate them to use their best efforts on behalf of Mandalay and its affiliates by granting them stock options and/or other awards permitted by the plan. The Incentive Plan authorizes grants of stock options, including options that are intended to qualify as "incentive stock options", as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options that are not intended to so qualify. The Incentive Plan also authorizes the grant of restricted stock awards, which may, but need not, be linked to the achievement of performance goals. Subject to adjustment in certain events, described below, the maximum number of shares of Mandalay common stock that may be issued under the Incentive Plan is 3,500,000, and the maximum number of such shares for which stock options or other awards may be granted under the plan to any individual in any calendar year is 1,500,000.

      If a stock option granted under the Incentive Plan or a portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, or if an award of restricted stock is forfeited, in part or in full, the shares of common stock which were subject to the unexercised portion of the stock option and the restricted stock which was forfeited under the terms of the plan or the applicable award agreement will again become available for issuance under the plan.

      The Incentive Plan will initially be administered by our Compensation Committee, but the Board may subsequently designate one or more other committees of our directors for this purpose, or may designate itself to administer the plan, either alone or along with one or more committees. Our Compensation Committee's current members are William E. Bannen and Michael D. McKee, each of whom is a "non-employee director" (as that term is defined for purposes of Rule 16b-3) and an "outside director" (as that term is defined for purposes of Section 162(m) of the Code). In the event the administration of the Incentive Plan is from time to time shared by the Board and/or one or more committees of the Board, the Board will designate the respective responsibilities of each body sharing in the plan's administration. In the description of the Incentive Plan which follows, our references to the "Administrator" refer to the body or bodies from time to time administering the plan.

      The Administrator (which currently is our Compensation Committee) has full power, within the limits of the Incentive Plan, to determine the persons to whom stock options or other awards are to be granted, the number of shares to be subject to each award, and to establish the terms and conditions of each award. Stock options and other awards under the Incentive Plan may be granted by the Administrator to those employees, officers, members of the Board, consultants or advisors of Mandalay or any of its affiliates that the Administrator determines, at its sole discretion, qualify for such stock options or awards. Approximately 28,500 employees of Mandalay and its affiliates, including our five executive officers, and our directors are currently eligible to receive grants of stock options or other awards under the Incentive Plan, at the Administrator's discretion.

      Each stock option granted under the Incentive Plan will be designated as either an "incentive stock option" or as an option that is not an "incentive stock option" (a "nonqualified stock option"). Options will generally be granted with an exercise price that is set by the Administrator at an amount at least equal to the fair market value of the stock subject to the option as of the date the option is granted. The term of each option will be set by the Administrator, but cannot extend for more than ten years from the date the option is granted. Each option will become exercisable at the time or times established by the Administrator for that option, which need not be the same for all options under the plan. An option may be exercised, to the extent it is then exercisable, in whole or in part by notice of exercise accompanied by payment of the purchase price for the shares as required under the terms of the option grant. The Incentive Plan generally permits the payment of the purchase price in cash or by the delivery or withholding of Mandalay common stock having a fair market value on the date of payment equal to the purchase price required to be paid, or by a combination of cash and shares. The Administrator may, however, impose limitations, conditions and prohibitions on the use of shares of Mandalay common stock for these purposes. The Administrator may amend the terms of any option granted under the Incentive Plan in a manner consistent with the plan's terms but

  . the optionee's consent will be required if the amendment is not favorable to the optionee; and

  . the approval of our stockholders will be required if the amendment would constitute a repricing of the option.

      In general, if an optionee's employment terminates, options that are then exercisable will continue to be exercisable for a period of up to three months (but not beyond the expiration of the original option term), while any options that are not then exercisable will expire immediately upon termination of employment. If, however, an optionee's employment terminates as a result of the optionee's total disability, because of the optionee's death, because of the optionee's retirement in accordance with Mandalay's policies, or because of a termination of the optionee without "cause" or because the optionee terminates for "good reason" (as these terms are defined in an optionee's employment agreement or in the agreement evidencing the option) the optionee's outstanding options will immediately become fully exercisable and may be exercised for a period of up to six months (but not beyond the expiration of the original option term). The Administrator may, however, vary any or all of the terms and conditions relating to the termination or continuation of any option granted under the Incentive Plan by including other terms and conditions in the applicable option grant, at its discretion.

      Under the terms of the Incentive Plan, any option not previously exercised will, unless the terms of the grant provide otherwise, terminate immediately if the participant ceases to be the employee, director, consultant or advisor of Mandalay or an affiliate of Mandalay for certain stated reasons, including but not limited to (i) dishonesty, (ii) breach of a material provision of any employment or other written agreement with Mandalay or an affiliate of Mandalay, or (iii) the inability to continue under any law or governmental regulation, including any Nevada gaming law or regulation.

      Any restricted stock award granted under the Incentive Plan may, at the Administrator's discretion, require the payment of a purchase price by the recipient, and may be subject to restrictions and conditions which will cause the award to be forfeited if the conditions are not met. Any restricted stock award may restrict transfer prior to the satisfaction of the terms and conditions established for the award. The terms and conditions of each restricted stock award will be established at the Administrator's discretion and can be varied for each restricted stock award granted. The recipient of a restricted stock award will, on the grant of the award and compliance with any requirements for transfer of the shares subject to the award, have all of the rights of a stockholder with respect to the shares subject to the award, including the right to vote the shares and receive any dividends and other distributions attributable to the shares, unless the Administrator, in its sole discretion, establishes different terms or conditions.

      The Administrator also has the authority to make restricted stock awards under a performance-based arrangement that may be established under the Incentive Plan and which is intended to result in compensation that is exempt from the limitations otherwise imposed on the deduction of certain executive compensation under Section 162(m) of the Code, as discussed below. If a determination is made to grant such performance based stock awards, the Administrator will consist exclusively of two or more members of the Board who are "outside directors," as that term is defined for purposes of Section 162(m). That Administrator will establish performance goals with respect to the specific performance period for which the award is to be made. This action will be in writing and will be within or prior to the first 90 days (or within the first 25%, if that is less than 90 days) of the performance period. If that performance goal is not achieved during the performance period, the stock award will either be forfeited, or if the issuance of the stock was contingent on the achievement of the performance goal, the award will not be made. In general, the performance period will be Mandalay's fiscal year, unless some other period is selected as a performance period by the Administrator. The performance goals will be based on one or more of the following: stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, or any variations of the preceding criteria. The Administrator may also, to the extent consistent with the performance based compensation rules applicable under Code Section 162(m), include in the performance goal the attainment by the award recipient of personal objectives with respect to the criteria noted above or with respect to the implementation of policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. The achievement of the performance goals established with respect to an award must be certified in writing before the award can vest or the grant can be made, if the grant itself is contingent on achievement of the performance goals. The Administrator also has the discretion to place other terms, conditions or restrictions on performance awards that are not inconsistent with the specific provisions that relate to performance awards or to awards generally under the Incentive Plan.

      The Incentive Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board, and may be amended at the Board's discretion, but the amendment will require the approval of Mandalay's stockholders if it:

    . increases the maximum number of shares of common stock which may be issued under the plan;

    .  extends the term of the plan;

    . increases the period during which a stock option may be exercised beyond ten years from the date of grant;

    . materially increases the benefits accruing to participants under the plan; or

    . materially modifies the requirements for eligibility to receive options or restricted stock awards under the plan.

In addition, the Board generally cannot amend or terminate the Incentive Plan without the consent of the optionee or recipient of any outstanding stock option or restricted stock award adversely affected by the Board's action.

      With limited exceptions, options and restricted stock awards (other than awards that have vested and as to which all restrictions have lapsed) granted pursuant to the Incentive Plan cannot be transferred or assigned except by will or by the laws of descent and distribution and such options cannot be exercised during the optionee's lifetime by any person other than the optionee or the optionee's guardian or legal representative. Any option that is not an incentive stock option (an "ISO") will be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and may, at the Administrator's discretion, be transferable without payment of consideration to one or more of the optionee's immediate family members (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings), trusts for the benefit of one or more immediate family members, partnerships whose partners are immediate family members, or to any transferee permitted by a rule adopted by the Administrator or approved by the Administrator in an individual case. Any transferee will be subject to all of the conditions set forth in the agreement evidencing the option.

      The purchase price, if applicable, and the number and kind of shares that may be purchased upon exercise of options or acquired under restricted stock awards granted pursuant to the Incentive Plan, and the number of shares which may be issued pursuant to the Incentive Plan, are subject to adjustment in certain events, including any stock splits, recapitalizations and reorganizations.

      On April 26, 2000, the closing price of the Mandalay common stock, as reported on the New York Stock Exchange Composite Tape, was $18 7/16 per share.

Certain Federal Income Tax Aspects of the Plan

      Incentive Stock Options. In general, the grantee of an ISO will not recognize regular taxable income upon either the grant or the exercise of the option. The grantee will recognize capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the grantee does not dispose of the shares within two years after the date the option was granted or within one year after the date the shares were transferred to the grantee. For regular federal income tax purposes, the maximum rate of tax applicable to capital gains is dependent on the length of time the shares have been held at the time of sale. If the shares have been held for more than one year, the maximum regular federal tax rate applicable to the gain on the sale will be 20%. If the shares have been held for one year or less, the gain on the sale will be taxed at the same tax rate (a maximum of 39.6%) applicable to other taxable income generally. If the option holder satisfies both of the foregoing holding periods, then Mandalay will not be allowed a deduction by reason of the grant or exercise of an ISO.

      As a general rule, if the grantee disposes of shares acquired through exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the grantee on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and the adjusted basis of the shares, and Mandalay will be entitled to a deduction in that amount. The income recognized will not, however exceed the difference between the amount actually realized on the disposition and the adjusted basis of the shares (which would limit the amount of income recognized if, for example, the value of the shares declined subsequent to the date the option was exercised). The gain (if any) in excess of the amount treated as ordinary income will be treated as a long or short term capital gain (based on the length of time the grantee held the shares as of the date of the disposition).

      The amount by which the fair market value of a share at the time of exercise exceeds the option exercise price will be included in the computation of the option holder's "alternative minimum taxable income" in the year the ISO is exercised. Currently, the maximum alternative minimum tax rate is 28%. If the holder of an ISO pays alternative minimum tax with respect to the exercise of an incentive stock option, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income from a disposition of the shares is included in alternative minimum taxable income.

      Nonqualified Stock Options. A grantee of a nonqualified stock option (which is an option other than an option that qualifies as an ISO or which is designated as not intended to be an ISO) will not recognize taxable income at the time the option is granted, and Mandalay will not be allowed a deduction by reason of the grant. The grantee will generally recognize ordinary income in the taxable year in which he or she exercises the option. The amount of income will be generally equal to the excess of the fair market value of the shares received upon exercise (determined at the time of exercise) over the option exercise price paid for the shares. Mandalay will, subject to various limitations, be allowed a deduction in the same amount. Upon disposition of these shares, the grantee will recognize a long or short term capital gain or loss equal to the difference between the amount realized on disposition and his or her basis in the share (which ordinarily would be the fair market value of the shares on the date the option was exercised).

      Other Awards. The recipient of a restricted stock award will become vested as provided for by the Administrator when making the award. Under applicable provisions of the Code, the recipient will, for federal income tax purposes, be required to include in his or her taxable income (as ordinary compensation income) the value of the shares subject to the award as of the time they become vested (reduced by the amount, if any, that was required to be paid for the shares). The fair market value of the shares as of the vesting date establishes the basis for determining capital gains or losses on a subsequent sale of the shares, and the holding period for purposes of determining the long or short-term character of a capital gain starts on the vesting date (not on the date the shares were granted).

      If a recipient of a restricted stock award makes a special election under
Section 83(b) of the Code, however, he or she will recognize as ordinary income the fair market value of the stock subject to the award as of the date the shares are granted, even though the shares have not yet vested. An election under this Code provision must be made within 30 days of the transfer of the shares, and the fair market value of the shares must be determined without regard to the vesting restrictions that otherwise could cause the shares to be forfeited. If the shares are forfeited, the award recipient will not be able to claim a tax loss for the forfeiture except to the extent he or she was required to pay a purchase price for the shares. As a consequence of making an Section 83(b) election, however, the award recipient will have no income as a result of the later vesting of the shares, and when the shares are sold, the difference between the amount realized from the sale and the fair market value on the date of grant (i.e., the value used in reporting income as a result of the Section 83(b) election), will be a capital gain or loss, and will be either long or short term by reference to the original grant date.

      Deductibility of Executive Compensation Under Code Section
162(m). Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations which provide rules for the application of the "million dollar cap" deduction limitations. Income which is treated as "performance-based compensation" under these rules will not be subject to the limitation on deductibility imposed by Code Section 162(m).

      The Incentive Plan has been designed to permit option grants to qualify under the performance-based compensation rules so that income attributable to the exercise of a nonqualified option may be exempt from the million dollar cap limits on deduction. The Plan's provisions are consistent in form with the performance-based compensation rules, so that if the Administrator that grants options consists exclusively of members of the Board who qualify as "outside directors" the compensation income arising on exercise of those options should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m). In addition, if the

Administrator determines to make performance-based stock awards, as described above, the income attributable to those stock awards should also be treated as performance-based compensation that is exempt from the limitations of Code
Section 162(m).

      The foregoing description of the Incentive Plan is qualified in all respects by the actual provisions of the plan, a copy of which is included with this proxy statement as Appendix B.

Vote Required for Approval of the Incentive Plan

      Your Board of Directors has approved the Incentive Plan. However, the Incentive Plan will become null and void unless at the meeting the number of shares of common stock voted "FOR" approval of the Incentive Plan exceeds the number of shares voted "AGAINST" such approval.

      Your Board of Directors recommends a vote "FOR" approval of the Incentive Plan.
--------------------------------------------------------------------------------
Item 4 - Ratification of Selection of Independent Auditors
--------------------------------------------------------------------------------

      The Board of Directors has selected Arthur Andersen LLP as Mandalay's independent auditors for the fiscal year ending January 31, 2001. Although not required by law or otherwise, the selection is being submitted to the stockholders as a matter of corporate policy for their approval. Arthur Andersen LLP, an international firm of certified public accountants, has audited Mandalay's financial statements since 1980.

      We anticipate that a representative of Arthur Andersen LLP will be present at the meeting and, if present, this representative will be given the opportunity to make a statement if he desires to do so. We also anticipate that this representative will be available to respond to appropriate questions from stockholders.

--------------------------------------------------------------------------------
Executive Compensation
--------------------------------------------------------------------------------

                           Summary Compensation Table

  This table indicates, for each of our last three fiscal years, the cash and other compensation paid to our executive officers who are named in the table. In this proxy statement, we sometimes refer to this group of individuals as our "Named Executive Officers."

                                    Annual Compensation (1) Long Term Compensation
                                  -------------------------------------------------
                                                                         Securities
       Name and              Fiscal Salary      Bonus        Restricted  Underlying All Other
       Principal             Year   ($)         ($)         Stock Awards Options(2) Compensa-
       Position                                                 ($)                   tion
                                                                            (#)        ($)
---------------------------------------------------------------------------------------------------
  Michael S. Ensign           2000      900,000     900,000            0  1,000,000     500(3)
   Chairman of the Board      1999      900,000     855,000            0          0     438
   and Chief Executive        1998      678,125           0            0          0     375
   Officer
---------------------------------------------------------------------------------------------------
  Glenn W. Schaeffer          2000      800,000     800,000            0    350,000  25,837(4)
   President, Chief           1999      800,000     760,000            0    533,333  26,162
   Financial
   Officer and Treasurer      1998      651,000           0            0          0  26,462
---------------------------------------------------------------------------------------------------
  William A. Richardson       2000      850,000     850,000            0  1,000,000     500(5)
   Vice Chairman of the       1999      850,000     807,500            0          0     350
   Board                      1998      678,125           0            0          0     375
---------------------------------------------------------------------------------------------------
  Yvette E. Landau            2000      181,250     225,000            0     72,500     750(6)
   Vice President, General    1999      175,000     175,000            0     27,500     625
   Counsel and Secretary      1998      133,333     133,424            0          0     500
---------------------------------------------------------------------------------------------------
  Les Martin                  2000      137,000     137,000            0     25,000   6,677(7)
   Vice President and         1999      137,000     137,000            0     50,000   6,349
   Chief Accounting           1998      128,501     130,875            0     25,000   1,000
   Officer

(1) Certain of the individuals named in this table received personal benefits that are not reflected in their salary and bonus amounts. The value of the personal benefits received by each of these individuals did not, in any of our last three fiscal years, exceed $50,000 or 10% of the individual's total annual salary and bonus for that fiscal year.

(2) We have not granted any stock appreciation rights ("SARs").

(3) This amount represents a contribution we made to our 401(k) Plan for Mr. Ensign's benefit.

(4) Of this amount, $1,338 represents the premium we paid for the term life portion of a split-dollar life insurance policy, $18,591 represents the present value (more fully described in Note 8) of the nonterm portion of the premium we paid for that split-dollar policy, $5,408 represents disability insurance premiums we paid, and $500 represents a contribution we made to our 401(k) Plan for Mr. Schaeffer's benefit.

(5) This amount represents a contribution we made to our 401(k) Plan for Mr. Richardson's benefit.

                                              (footnotes continued on next page)

(6) This amount represents a contribution we made to our 401(k) Plan for Ms. Landau's benefit.

(7) Of this amount, $138 represents the premium we paid for the term life portion of a split-dollar life insurance policy, $3,967 represents the present value (more fully described in Note 8) of the nonterm portion of the premium paid for that split-dollar policy, $1,572 represents disability insurance premiums we paid, and $1,000 represents a contribution we made to our 401(k) Plan for Mr. Martin's benefit.

(8) The present value of the premium we paid on the nonterm portion of each of the split-dollar life insurance policies referred to in Notes 4 and 7 represents a value equivalent to the interest-free use of that premium over the period from the date we paid the premium to the earliest date we are expected to receive a refund of the premium, based on an interest rate of 8.2% per annum. For fiscal 1999 and fiscal 1998 we reported the amount in the same manner.

                     Option Grants In Last Fiscal Year (1)

  This table shows the number and value of stock options granted to each of our Named Executive Officers in fiscal 2000.


                                                                       Potential Realizable
                         Number of    % of Total                         Value at Assumed
                         Securities    Options    Exercise                Annual Rate of
                         Underlying   Granted to  or Base                  Stock Price
                          Options    Employees in Price (2) Expiration   Appreciation for
     Name                Granted (#)  Fiscal Year ($/Sh)     Date (3)    Option Term (4)
                                                                        5% ($)    10% ($)
-------------------------------------------------------------------------------------------
  Michael S. Ensign      1,000,000      30.44       13.00     2/9/09   8,175,630 20,718,652
-------------------------------------------------------------------------------------------
  Glenn W. Schaeffer       350,000      10.66       13.00     2/9/09   2,861,471  7,251,528
-------------------------------------------------------------------------------------------
  William A. Richardson  1,000,000      30.44       13.00     2/9/09   8,175,630 20,718,652
-------------------------------------------------------------------------------------------
  Yvette E. Landau          72,500       2.21       13.00     2/9/09     592,733  1,502,102
-------------------------------------------------------------------------------------------
  Les Martin                25,000       0.76       13.00     2/9/09     204,391    517,966

(1) No SARs were granted.

(2) Options may be exercised with cash, other shares of our common stock or a combination of cash and such shares at the discretion of the committee which administers our stock option plans. By its terms, each option first becomes exercisable as to approximately one-third of the shares covered by the option on the first, second and third anniversaries of the grant date.

(3) Options are subject to termination prior to their stated expiration dates in certain instances relating to termination of employment.

(4) These amounts represent assumed rates of appreciation and are not intended to forecast future appreciation in the price of our common stock. Actual gains, if any, on stock option exercises are dependent on the future performance of our stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, that they will exist at the time of any option exercise.

 Aggregated Option Exercises In The Last Fiscal Year And Fiscal Year-End Option
                                   Values (1)

  This table shows the number and value of stock options exercised in fiscal 2000, and the value of unexercised options as of the end of fiscal 2000, for each of our Named Executive Officers.


                          Shares             Number of Securities      Value of Unexercised
                         Acquired           Underlying Unexercised    In-the-Money Options at
                            on     Value       Options at Fiscal        Fiscal Year-End(2)
                         Exercise Realized       Year-End (#)                   ($)
        Name               (#)      ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----------------------------------------------------------------------------------------------
  Michael S. Ensign            0      N/A           0/1,000,000                 0/2,437,500
----------------------------------------------------------------------------------------------
  Glenn W. Schaeffer           0      N/A       426,667/456,666         1,786,668/1,299,789
----------------------------------------------------------------------------------------------
  William A. Richardson        0      N/A           0/1,000,000                 0/2,437,500
----------------------------------------------------------------------------------------------
  Yvette E. Landau             0      N/A         24,500/75,500             102,594/189,281
----------------------------------------------------------------------------------------------
  Les Martin              20,000  196,044         24,444/30,556              102,359/84,203

(1)No SARs were exercised during fiscal 2000 or held as of January 31, 2000.
(2)Represents, with respect to each share, the closing price for our common stock on the New York Stock Exchange on January 31, 2000, less the exercise price payable for the share.

Employment Agreements

      Mandalay employs Michael S. Ensign, Glenn W. Schaeffer and William A. Richardson pursuant to employment agreements which became effective on June 1, 1995. Each employment agreement, as amended, provides for an initial base salary with a mandatory increase of 5% per year during the term of the agreement, plus any discretionary increases that are determined by the Board of Directors. Each agreement also provides for the employee's eligibility to receive an annual bonus with a targeted annual bonus of not less than 100% of the employee's then-current base salary. Each agreement obligates Mandalay to pay the employee's then-current base salary and targeted bonus (plus any other amounts due to, or for the benefit of, the employee) for the greater of the remainder of the agreement's then-current term or a period of 12 months if the employee's employment is terminated under certain circumstances, including a "Change in Control" or for other "Good Reason" (including his removal from his position as an executive officer of Mandalay), or is terminated by Mandalay without "Cause," as those terms are defined in the agreement (each, a "Designated Termination") or (in the case of an employee who has not previously made a "Continuation Election", as that term is defined in the agreement) if Mandalay fails to consent to any automatic one-year extension of the agreement. Upon any such termination of employment, any options to purchase Mandalay's common stock then held by the terminated employee will become exercisable immediately in accordance with the terms of his employment agreement. Each employment agreement provides that Mandalay may, with or without cause, and without terminating the employee's employment, remove the employee from his position as an executive officer of Mandalay upon 60 days' notice. In that event, the employee may, during the 60-day period, elect to continue as an employee in a nonexecutive capacity in accordance with the other terms of his employment agreement (a "Continuation Election"), or may elect to terminate the agreement for "Good Reason."

      Mr. Ensign's employment agreement provides for a current expiration date of May 31, 2001, with subsequent one-year renewal terms, subject to early termination by Mr. Ensign or Mandalay with six months' notice prior to renewal. The agreement also provides for a current minimum base salary and minimum annual target bonus of $759,692 each, increasing to $797,677 effective June 1, 2000.

      Mr. Schaeffer's employment agreement provides for a current expiration date of May 31, 2001, with subsequent one-year renewal terms, subject to early termination by Mr. Schaeffer or Mandalay with six months' notice prior to renewal. The agreement also provides for a current minimum base salary and minimum annual target bonus of $729,304 each, increasing to $765,769 effective June 1, 2000.

      Mr. Richardson's employment agreement provides for a current expiration date of May 31, 2001, with subsequent one-year renewal terms, subject to early termination by Mr. Richardson or Mandalay with six months' notice prior to renewal. The agreement also provides for a current minimum base salary and minimum annual target bonus of $759,692 each, increasing to $797,677 effective June 1, 2000.

Executive Officers' Bonus Plan

      We have an Executive Officers' Bonus Plan which, in its original form, was adopted by our Board of Directors on March 19, 1995 and approved by our stockholders on June 22, 1995. For a description of this plan, as it has been amended and restated subject to our stockholders' approval, see the discussion which we have included in this proxy statement under "Item 2--Proposal to Approve the 2000 Executive Officers' Bonus Plan--Description of the Bonus Plan."

Pension Plan

      The following table shows the estimated annual benefits payable to "Tier I" participants under Mandalay's Supplementary Executive Retirement Plan (the "SERP") at normal retirement (which is age 65), based on years of service credited under the SERP and the participant's final compensation, as determined under the SERP. The amounts payable to "Tier I" participants represent the highest level of benefits available under the SERP.


                                Estimated Annual Benefits
                                Upon Retirement at Age 65
                   After Completion of the Following Years of Service*
-----------------------------------------------------------------------------------------
                                              Years of Service
           ------------------------------------------------------------------------------
  Remuneration**   Less than 4  4 or 5   6 or 7   8 or 9   10 or 11  12 or 13  14 or more
-----------------------------------------------------------------------------------------
  $  200,000           $ 0     $ 40,000 $ 50,000 $  60,000 $ 80,000 $  100,000 $  120,000
-----------------------------------------------------------------------------------------
  $  450,000           $ 0     $ 90,000 $112,500 $ 135,000 $180,000 $  225,000 $  270,000
-----------------------------------------------------------------------------------------
  $  700,000           $ 0     $140,000 $175,000 $ 210,000 $280,000 $  350,000 $  420,000
-----------------------------------------------------------------------------------------
  $  950,000           $ 0     $190,000 $237,500 $ 285,000 $380,000 $  475,000 $  570,000
-----------------------------------------------------------------------------------------
  $1,200,000           $ 0     $240,000 $300,000 $ 360,000 $480,000 $  600,000 $  720,000
-----------------------------------------------------------------------------------------
  $1,450,000           $ 0     $290,000 $362,500 $ 435,000 $580,000 $  725,000 $  870,000
-----------------------------------------------------------------------------------------
  $1,700,000           $ 0     $340,000 $425,000 $ 510,000 $680,000 $  850,000 $1,020,000
-----------------------------------------------------------------------------------------
  $1,950,000           $ 0     $390,000 $487,500 $ 585,000 $780,000 $  975,000 $1,170,000
-----------------------------------------------------------------------------------------
  $2,200,000           $ 0     $440,000 $550,000 $ 660,000 $880,000 $1,100,000 $1,320,000


      *The amounts set forth in the table are computed as an annual benefit payable in the form of a straight-life annuity, commencing following the participant's attainment of age 65, the normal retirement age under the SERP. The benefits listed in the table are not subject to any deduction for Social Security or other offset amounts.

      **The amount of a participant's remuneration for purposes of determining benefits under the table is his or her highest annual compensation during the five-year period ending on the participant's termination of employment with Mandalay (or a shorter period if the participant has not worked for five years at the time of terminating his or her employment). Annual compensation for this purpose is the participant's base salary plus his or her bonus. The SERP limits the amount of bonus that may be taken into account for this purpose to 150% of base salary. A participant is credited with a year of service under the SERP for each period of 12 full months of employment with Mandalay, but service credit for periods prior to enrollment in the plan is limited to ten years.

      For purposes of determining their respective benefits pursuant to the SERP, each of our Named Executive Officers will have 14 or more credited years of service if he or she continues to be employed by Mandalay until age 65, the normal retirement age under the SERP. The credited years of service under the SERP for our Named Executive Officers as of January 31, 2000 were as follows:


                 Name           Credited Years of Service
            ---------------------------------------------
         Michael S. Ensign                 12
            ---------------------------------------------
         Glenn W. Schaeffer                12
            ---------------------------------------------
         William A. Richardson             12
            ---------------------------------------------
         Yvette E. Landau                   7
            ---------------------------------------------
         Les Martin                        12

--------------------------------------------------------------------------------
Certain Transactions
--------------------------------------------------------------------------------

      Donna B. More, a member of our Board of Directors, is a partner in the Chicago, Illinois law firm of Freeborn & Peters. During the fiscal year ended January 31, 2000, this firm provided legal services to the Elgin, Illinois joint venture entity in which Mandalay is a 50% participant. It has also provided legal services to this joint venture entity during the current fiscal year and it is anticipated that it will do so in the future.

      As reported in our proxy statement last year, in June 1999, bottles of wine selected from five world class wine collections owned by William A. Richardson, Vice Chairman of Mandalay, were purchased for sale at Aureole, an independently managed restaurant located in Mandalay Bay Resort & Casino, and at other venues owned and operated by Mandalay within the resort. Aureole, which features a four-story wine tower, is owned by Mandalay and operated by Aureole Swan Court LLC (the "Manager"), an unaffiliated third party which supervises the management and operation of this restaurant. The value of the collections was determined by an independent third party. The decision to purchase the wine acquired for resale at Aureole, representing approximately 95% of the total purchase price, was made by the restaurant's wine master, who is an independent consultant hired by the Manager. The decision to purchase the balance of the wine was made by the food and beverage director for Mandalay Bay. The aggregate price paid for the wine was $877,910, which was approximately $104,278 below the independent third party's valuation. The terms of the transaction were reviewed and approved by the Audit Committee of the Board of Directors.

      For information concerning another transaction during the fiscal year ended January 31, 2000 to which Mandalay was a party and certain directors or executive officers of Mandalay and their immediate family members had an interest, see "Compensation Committee Interlocks and Insider Participation."

--------------------------------------------------------------------------------

Report of the Board of Directors and the Compensation Committee on Executive Compensation
--------------------------------------------------------------------------------

      Filings we make with the Securities and Exchange Commission (the "SEC") sometimes "incorporate information by reference." This means we are referring you to information that has been previously filed with the SEC and that the information should be considered as part of the filing you are reading. The Report of the Board of Directors and the Compensation Committee on Executive Compensation which follows and the Stock Performance Graph included in this proxy statement are not incorporated by reference into any of our other filings with the SEC.

      Our Board of Directors and the Compensation Committee of our Board of Directors have furnished the following report on executive compensation:

Introduction

      The Compensation Committee of Mandalay's Board of Directors (the "Committee") was responsible for establishing the policies and procedures relating to the compensation of Mandalay's executive officers for the fiscal year ended January 31, 2000 ("fiscal 2000") and the decisions relating to the respective levels and forms of their compensation, including the awards made pursuant to Mandalay's Executive Officer Bonus Plan (the "Bonus Plan") and stock option plans, except as we have otherwise indicated in this report. The individuals who served on the Committee during fiscal 2000 were selected by Mandalay's Board of Directors from those directors who are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The only individuals who served on the Committee or participated in its deliberations relating to executive compensation during fiscal 2000 were William E. Bannen and Michael D. McKee, each of whom served as a member of the Committee for the entire fiscal year. Neither Mr. Bannen nor Mr. McKee has ever been an officer or employee of Mandalay or any subsidiary of Mandalay.

Compensation Policies

      The Committee's principal objective is to promote growth in stockholder value through the establishment and implementation of compensation policies designed to attract, retain and motivate skilled and talented executives. The Committee's review of the compensation of Mandalay's executives and the actions taken by the Committee with respect to executive compensation in fiscal 2000 were guided by the following compensation policies:

                  . To establish compensation programs designed to attract and retain highly qualified executives;

                  . To provide motivation to Mandalay's executives through compensation that is correlated to the performance of the individual and to the performance of Mandalay;

                  . To compensate executives in a manner that rewards both current performance and longer-term performance; and

                  . To provide executives with a financial interest in the success of Mandalay similar to the interests of Mandalay's stockholders.

Fiscal 2000 Compensation

      Consistent with the compensation policies of the Committee, the cash compensation of Mandalay's executive officers for fiscal 2000 included a combination of salary and bonuses to reward short-term performance. To encourage and reward longer-term performance, our executives were also awarded stock options.

      In order to more nearly align the compensation of Michael S. Ensign, Mandalay's Chief Executive Officer, Glenn W. Schaeffer, Mandalay's President and Chief Financial Officer, and William A. Richardson, Vice Chairman of Mandalay's Board of Directors, with their counterparts at comparable gaming companies, their respective salaries for fiscal 1999 were increased by the Committee above the minimum increases required under the terms of their employment agreements following the Committee's review of publicly available information concerning executive compensation at comparable gaming companies. For fiscal 2000, the Committee elected to maintain the salaries of Messrs. Ensign, Schaeffer and Richardson at the same levels established for fiscal 1999. The base salary of each of the other named executive officers for fiscal 2000 was fixed by Michael S. Ensign without reference to any specific criteria at a level intended to make the base salary of each of these officers equal to approximately 50% of his or her total compensation that would be earned for the year if the full amount of his or her target bonus was paid.

      The fiscal 2000 target bonus of each executive officer whose total cash compensation could exceed $1 million in fiscal 2000 (including Michael S. Ensign, who is discussed under "Compensation of the Chief Executive Officer," below) was fixed by the Committee at a level equal to his base salary. The bonus paid to each officer for fiscal 2000 was determined in part under the terms of the Bonus Plan and in part at the discretion of the Committee. One-half of the bonus determined under the Bonus Plan was based on a comparison of Mandalay's actual to targeted adjusted net revenue for fiscal 2000. The other half was based on a comparison of Mandalay's cash flow margin for fiscal 2000 to the average composite cash flow margin of a predetermined group of its competitors, based on publicly available information. The discretionary portion of each executive's bonus was based on the Committee's subjective evaluation of the executive's performance without reference to any specific measure of corporate performance. For fiscal 2000, each of the executive officers eligible for bonuses under the Bonus Plan received 100% of the bonus payable under the Bonus Plan and received a discretionary bonus. Together, each executive's bonus components totaled 100% of his target bonus for fiscal 2000, and did not exceed the limitation applicable to deductible compensation under Section 162(m) of the Code.

      Bonus awards to the executives not covered by the Bonus Plan are currently paid quarterly and in fiscal 2000 were determined by the Chief Executive Officer based on his subjective evaluation of these executives without reference to any specific measure of corporate performance.

      In order to retain our executives in the more competitive environment in which Mandalay operates and to recognize their increased responsibilities and further motivate and encourage their long-term performance on behalf of our stockholders, the Committee awarded stock options in fiscal 2000 to each of Mandalay's executives, including the Chairman of the Board. Each stock option has a term of ten years and was granted with an exercise price equal to the closing price of Mandalay's common stock on the date of the grant in order to make the receipt of any benefit from the options dependent on an appreciation in the value of the common stock, thereby giving the optionee an interest in Mandalay's performance similar to that of its stockholders. None of the options was exercisable during the first year following the date of grant but, by its terms, each option first becomes exercisable as to approximately one-third of the shares covered by the grant on the first, second and third anniversaries of the grant. Each award of stock options was based on the Committee's subjective evaluation of the recipient's level of supervisory or management responsibilities and his or her potential contribution to Mandalay's long-term success. In arriving at its decisions regarding the stock options awarded to each recipient, the Committee considered, among other factors, the number and terms of the options already held by the recipient. Mandalay's past performance was not a factor in the Committee's decision.

Compensation of the Chief Executive Officer

      The compensation of Michael S. Ensign, Mandalay's Chief Executive Officer who served in that capacity throughout fiscal 2000, consisted of a base salary and bonus which were determined by the Committee. In order to more nearly align his compensation with the compensation of similarly situated executives at comparable gaming companies, Mr. Ensign's salary for fiscal 1999 was increased by the Committee above the minimum base salary level established under the terms of his employment agreement for fiscal 1999 or fiscal 2000 following the Committee's review of publicly available information concerning executive compensation at comparable gaming companies. For fiscal 2000, the Committee elected to maintain the salary of Mr. Ensign at the same level established for fiscal 1999.

      The Committee fixed Mr. Ensign's fiscal 2000 target bonus at a level equal to his base salary. The bonus paid to Mr. Ensign for fiscal 2000 was determined in part under the terms of the Bonus Plan and in part at the discretion of the Committee. One half of the portion of his bonus determined under the Bonus Plan was determined based on a comparison of Mandalay's adjusted net revenues for fiscal 2000 with certain predetermined target levels. The other one half was determined based on a comparison of Mandalay cash flow margin for fiscal 2000 to the average composite cash flow margin achieved by a predetermined group of other gaming companies, based on publicly available financial information. The portion of Mr. Ensign's target bonus reserved for determination on a discretionary basis was fixed by the Committee at the amount which, if fully paid, would not exceed the limitations applicable to deductible compensation under Section 162(m) of the Code.

      Following the end of fiscal 2000, the Committee certified that the performance targets established for fiscal 2000 had been met or exceeded, permitting a payment of 100% of the bonuses payable under the Bonus Plan. Based on the performance targets established under the Bonus Plan, Mr. Ensign received a bonus for fiscal 2000 under the Bonus Plan of $800,000. Based on the Committee's subjective evaluation of his level of management responsibilities without reference to any specific measure of corporate performance, a discretionary bonus was awarded for fiscal 2000 to Mr. Ensign such that his total bonus for fiscal 2000 was equal to 100% of his target bonus for the period. The Committee believes that the method of measuring operating performance utilized in fiscal 2000 to determine the levels of bonuses under the Bonus Plan, including that of Mr. Ensign, is more appropriate than criteria based upon the market price of Mandalay's common stock. This view is based on the Committee's belief that while the performance of Mandalay's common stock is a meaningful measure for compensation awards intended to reward executives for long-term performance, over the period of a single fiscal year, an officer's annual compensation should not generally be so closely tied to the vagaries of the stock market.

      To encourage and reward Mr. Ensign's long-term performance on behalf of our stockholders, the Committee awarded him options to purchase 1,000,000 shares of Mandalay common stock in February 1999. The options have a ten-year term and were granted with an exercise price of $13 per share, representing the closing price of Mandalay's common stock on the date of the grant, as reported on the New York Stock Exchange Composite Tape, thus making Mr. Ensign's receipt of any benefit from the options dependent on an increase in the market value of the common stock. None of Mr. Ensign's options were exercisable during the first year following the date of grant but, by their terms, became exercisable as to 333,333 shares on the first anniversary of the grant and become exercisable as to 333,333 and 333,334 shares on the second and third anniversaries. The number of shares for which Mr. Ensign was granted stock options was based on the Committee's subjective evaluation of his levels of supervisory and management responsibilities and his potential contribution to Mandalay's long-term success. In arriving at its decision with respect to Mr. Ensign's stock options, the Committee considered, among other factors, that he had not been granted any stock options since he joined Mandalay in 1995. Mandalay's past performance was not a factor in the Committee's decision.

Policy Regarding Deductibility of Compensation for Tax Purposes--Compliance with Code Section 162(m)

      Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its chief executive officer and four other most highly compensated executive officers. Performance-based compensation will not be subject to the deduction limitation if certain requirements set forth in the Code and applicable Treasury Regulations are met. The Committee's policy during fiscal 2000 was to structure the performance-based portion of the compensation of the executive officers whose compensation might be subject to the limitations of Code Section 162(m) so as to permit the compensation paid to these executives to be allowed as a deduction. This was done by establishing a portion of the possible bonuses for these officers' compensation in fiscal 2000 under the Bonus Plan, administered in a manner that complies with the requirements for a performance-based compensation exemption under Code Section 162(m), and by establishing a separate portion of the possible bonus awards for these executives at a level that was anticipated to be fully deductible under Section 162(m) without regard to the exemption for performance-based compensation. The 2000 Executive Officers' Bonus Plan which stockholders are being asked to approve at the meeting, like the current Executive Officers' Bonus Plan approved by stockholders in 1995, has been designed to meet the requirements of Section 162(m).

      To the extent possible, the Committee intends to continue to structure the compensation of Mandalay's executives to permit the compensation paid to these individuals to be allowed as a deduction for federal income tax purposes. But, we may choose to provide compensation that is not deductible in order to retain or to secure the services of key executives when we determine that it is in the best interest of Mandalay to do so.

       Compensation Committee       Board of Directors
       William E. Bannen, Chairman  Michael S. Ensign, Chairman
       Michael D. McKee             William E. Bannen
                                    Arthur H. Bilger
                                    Michael D. McKee
                                    Rose McKinney-James
                                    Donna B. More
                                    William A. Richardson
                                    Glenn W. Schaeffer

--------------------------------------------------------------------------------
Compensation Committee Interlocks and Insider Participation
--------------------------------------------------------------------------------

      The only individuals who served as members of Mandalay's Compensation Committee during the fiscal year ended January 31, 2000 are the committee's current members, William E. Bannen and Michael D. McKee, each of whom served for all of fiscal 2000. Neither member of the Compensation Committee is an officer or other employee, or former officer, of Mandalay or any subsidiary of Mandalay.

      The only individual who served on the Board of Directors during the fiscal year ended January 31, 2000 and participated in the determination of the compensation of Mandalay's executive officers for such fiscal year while also serving as an officer or employee of Mandalay was Michael S. Ensign. See "Report of the Board of Directors and the Compensation Committee on Executive Compensation." Mr. Ensign served as Mandalay's Chief Executive Officer and as its Chief Operating Officer for all of fiscal 2000. Glenn W. Schaeffer, who served as Mandalay's President, Chief Financial Officer and Treasurer for all of fiscal 2000, and William A. Richardson, who served as Mandalay's Vice Chairman of the Board for all of fiscal 2000, did not participate in deliberations concerning the compensation of Mandalay's executive officers for fiscal 2000.

      Circus Circus Casinos, Inc. ("CCC"), a wholly owned subsidiary of Mandalay, and Lakeview Company ("Lakeview"), a Nevada general partnership of entities owned by Michael S. Ensign, William A. Richardson and their family members and another individual, are parties to a consulting agreement, dated as of June 1, 1995 (the "Consulting Agreement"), pursuant to which Lakeview is provided executive level management services with respect to a hotel and casino it owns which is located near Boulder City, Nevada (the "Lakeview Property"). For these services, Lakeview is obligated to pay an annual consulting fee of $120,000, which is intended to compensate Mandalay for the services rendered by its executive officers and is subject to renegotiation if CCC determines that the executive level of management services required by the Consulting Agreement exceed contemplated levels. The Consulting Agreement also obligates Lakeview to reimburse CCC for compensation or other out-of-pocket expenses (other than the compensation of executive officers of Mandalay and its subsidiaries) associated with the services provided to the Lakeview Property under the Consulting Agreement. The purpose of the Consulting Agreement is to compensate Mandalay for any time devoted by Messrs. Ensign, Richardson or other company personnel to the Lakeview Property, which Messrs. Ensign and Richardson elected to retain at the time of Mandalay's acquisition of their interests in a group of other entities known as the Gold Strike Entities. The Lakeview Property was retained by Messrs. Ensign and Richardson because of their intention to transfer their interests in the property to various members of their respective families.

--------------------------------------------------------------------------------
Comparative Stock Price Performance Graph
--------------------------------------------------------------------------------

      This graph compares the cumulative total return (assuming reinvestment of dividends) from January 31, 1995 to January 31, 2000 for (i) our common stock,
(ii) the Dow Jones Industry Group (Casinos), which we refer to as the "Casino Group," and (iii) the Standard & Poor's 500 Composite Stock Index, which we refer to as the "S&P 500 Index." The graph assumes the investment of $100 on January 31, 1995 in each of our common stock, the stocks comprising the Casino Group and the stocks comprising the S&P 500 Index.


                        [COMPARISON GRAPH APPEARS HERE]

               1/31/95    1/31/96    1/31/97    1/31/98    1/31/99    1/31/00

Mandalay       $100.00    119.16     131.78      85.98      50.93      57.71
Casino Group   $100.00    118.19     121.29     113.43      78.62     102.67
S&P 500 Index  $100.00    138.67     175.20     222.34     294.58     325.06

--------------------------------------------------------------------------------
Stock Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------------------------

Certain Beneficial Owners

      The following table shows how much of our common stock is beneficially owned by each person known to us to be the beneficial owner of more than 5% of Mandalay's common stock. This information is as of April 20, 2000, unless we have indicated otherwise.


                                       Number of Shares          Approximate
           Name and Address           Beneficially Owned     Percentage of Class
--------------------------------------------------------------------------------
     Michael S. Ensign                    6,823,033(1)               8.71%
      3950 Las Vegas Blvd. South
      Las Vegas, Nevada 89119
--------------------------------------------------------------------------------
     William A. Richardson                6,736,571(2)               8.60%
      3950 Las Vegas Blvd. South
      Las Vegas, Nevada 89119
--------------------------------------------------------------------------------
     Legg Mason, Inc.                    10,587,972(3)              13.57%
      100 Light Street
      Baltimore, Maryland 21202
--------------------------------------------------------------------------------
     Trimark Financial Corporation        4,967,600(4)               6.37%
      One First Canadian Place
      Suite 5600, P.O. Box 487
      Toronto, Ontario M5X 1E5


(1) Includes 333,333 shares which may be acquired pursuant to currently exercisable stock options and 6,489,700 shares as to which Mr. Ensign has sole voting and dispositive power.

(2) Includes 333,333 shares which may be acquired pursuant to currently exercisable stock options and 6,403,238 shares as to which Mr. Richardson has sole voting and dispositive power.

(3) Based on information provided by Legg Mason, Inc. This number includes 10,215,246 shares as to which affiliates of Legg Mason have sole voting and dispositive power.

(4) This is the number of shares beneficially owned by Trimark Financial Corporation, as reported in its Schedule 13-G/A dated February 1, 2000, as to all of which shares sole voting and dispositive power was reported.

Management

      The following table shows how much of our common stock is beneficially owned by each director of Mandalay, each executive officer of Mandalay who is named in the Summary Compensation Table on p. 19, and by all of Mandalay's directors and executive officers as a group. The information in the table is as of April 20, 2000. The "aggregate number of shares beneficially owned" listed in the second column includes the number of shares listed in the third column.


                              Aggregate Number    Right to Acquire   Approximate
                                  of Shares        Within 60 days    Percentage
         Name               Beneficially Owned(1) (Number of Shares)  of Class
--------------------------------------------------------------------------------
   Michael S. Ensign              6,823,033             333,333          8.71%
--------------------------------------------------------------------------------
   William A. Richardson          6,736,571             333,333          8.60%
--------------------------------------------------------------------------------
   Glenn W. Schaeffer             1,058,294             649,999          1.35%
--------------------------------------------------------------------------------
   Yvette E. Landau                  48,692              48,666             *
--------------------------------------------------------------------------------
   Les Martin                        33,638              32,777             *
--------------------------------------------------------------------------------
   William E. Bannen                 40,833              19,333             *
--------------------------------------------------------------------------------
   Arthur H. Bilger                  30,333              29,333             *
--------------------------------------------------------------------------------
   Michael D. McKee                  33,433              29,333             *
--------------------------------------------------------------------------------
   Rose McKinney-James                4,000               4,000             *
--------------------------------------------------------------------------------
   Donna B. More                     19,333              19,333             *
--------------------------------------------------------------------------------
   All directors and
    executive officers
   as a group (10 persons)       14,828,160           1,499,440         18.71%


* Less than one percent.

(1) With the exception of Michael D. McKee, who shares with his wife the voting and dispositive power with respect to the shares he owns, the individuals and group named in the table have sole voting and investment power with respect to the shares they own.
--------------------------------------------------------------------------------
General
--------------------------------------------------------------------------------

Availability of Form 10-K and Annual Report to Stockholders

      SEC rules require us to provide an Annual Report to Stockholders to each stockholder who receives this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended January 31, 2000 (not including documents incorporated by reference), are available without charge to stockholders upon written request to Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, Attention: Chief Financial Officer.

Stockholder Proposals

      To be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing by December 29, 2000. Any stockholder proposal to be considered at next year's meeting, but not included in the proxy statement, must be submitted in writing by March 14, 2001, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the proposal. All written proposals should be submitted to Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119,
Attention: General Counsel.

--------------------------------------------------------------------------------

      A form of proxy is enclosed for your use. Please complete, date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated.

                                          By Order of the Board of Directors

                                          Michael S. Ensign
                                          Chairman of the Board

Las Vegas, Nevada
April 28, 2000

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                             Mandalay Resort Group
                            2000 Executive Officers'
                                   Bonus Plan

                                    PURPOSE

      The Mandalay Resort Group 2000 Executive Officers' Bonus Plan (the "Plan"), which is a complete amendment and restatement of the plan previously known as the Circus Circus Enterprises, Inc. Executive Officer Bonus Plan, is designed to reward executive officers of the Mandalay Resort Group (the "Company") for achieving corporate performance objectives. The Plan is intended to provide an incentive for superior work and to motivate participating officers toward even higher achievement and business results, to increase shareholder value, to tie their goals and interests to those of the Company and its shareholders, and to enable the Company to attract and retain highly qualified executive officers. The Plan is also intended to secure the full deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") of the bonus compensation paid under the Plan to the Company's Covered Employees (as hereinafter defined).

                             ARTICLE I--DEFINITIONS

      1.1 "Board" shall mean the Board of Directors of the Company.

      1.2 "Code" shall mean the Internal Revenue Code of 1986, as amended (the "Code").

      1.3 "Committee" shall mean the Compensation Committee of the Board.

      1.4 "Company" shall means the Mandalay Resort Group, a Nevada corporation.

      1.5 "Covered Employee" shall mean the chief executive officer (or the individual acting in such a capacity) of the Company and any other officer of the Company whose total compensation is required to be reported to shareholders under the Securities Exchange Act of 1934 by reason of their being among the four highest compensated officers for a taxable year.

      1.6 "Participant" shall mean, with respect to each Performance Period, each executive officer who has been designated by the Committee as a Participant in the Plan for such Performance Period.

      1.7 "Performance Goal" shall mean, with respect to a Performance Period, an objective performance goal or goals that have been established by the Committee, consistent with the express terms of the Plan, which must be met in order for any bonus payments to be payable to any Participant in the Plan with respect to such Performance Period.

      1.8 "Performance Period" shall mean the Plan Year or such other period as may be established as a Performance Period by the Committee from time to time.

      1.9 "Plan" shall mean the Mandalay Resort Group Executive Officer Bonus Plan as set forth herein and as may be amended from time to time.

      1.10 "Plan Year" shall mean the Company's fiscal year, beginning on February 1 and ending on January 31.

                   ARTICLE II--ELIGIBILITY AND PARTICIPATION

      2.1 Those executive officers of the Company who are officers at the level of vice president or above and who are designated as Participants in the Plan from time to time by the Committee shall be eligible to participate in the Plan. Prior to or at the time performance objectives are established for a specified Performance Period, the Committee shall, at its sole discretion, designate in writing which executive officers are to be participants in the Plan with respect to such Performance Period.

      2.2 If no specific designation with respect to participation in the Plan is made by the Committee at the time performance goals are established for a specified Performance Period, those officers who participated in the Plan with respect to the immediately prior Performance Period shall be deemed to have been designated as Participants by the Committee.

                         ARTICLE III--PERFORMANCE GOALS

      3.1 Prior to or within the first ninety (90) days of a Performance Period the Committee shall establish in writing with respect to such Performance Period, one or more specific Performance Goals and an objective formula or method for computing the amount of bonus compensation payable to each Participant if the specified Performance Goals are attained. Notwithstanding the foregoing sentence, the Performance Goals for any Performance Period may not be established after 25 percent of the period of service represented by the Performance Period has elapsed.

      3.2 Performance goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its subsidiaries, operating divisions or other operating units: Stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any variations of the preceding business criteria, which may be modified at the discretion of the Committee, to take into account extraordinary items or which may be adjusted to reflect such costs or expense as the Committee deems appropriate. In addition, to the extent consistent with the goal of providing for deductibility under
Section 162(m) of the Code, performance goals may be based upon a participant's attainment of personal objectives with respect to any of the foregoing performance goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or a participant's performance against the Performance Goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles as in existence on the date on which the Performance Goals are established and without regard to any changes in such principles after such date.

                   ARTICLE IV--DETERMINATION OF BONUS AWARDS

      4.1 As soon as practicable following the end of a Performance Period, the Committee shall determine whether and to what extent the Company and/or the Participants have achieved the Performance Goal or Performance Goals established for such Performance Period, including the specific target objective or objectives and the satisfaction of any other material terms of the bonus award, and shall certify such determination in writing, which certification may take the form of minutes of the Committee documenting such determination. In addition, the Committee shall calculate the amount of each Participant's bonus for such Performance Period based upon the levels of achievement of the relevant Performance Goals and the objective formula or formulae established for such purposes with respect to such Performance Period. The Committee shall have no discretion to increase the amount any Participant's bonus payable under the Plan, but may, notwithstanding anything contained herein to the contrary, reduce the amount of or totally eliminate such bonus, if it determines, in its absolute and sole discretion, that such a reduction or elimination is appropriate in order to reflect the Participant's individual performance or to take into account any other factors the Committee deems appropriate.

     4.2 No Participant shall be entitled to receive a bonus or bonuses during any one Plan Year in an amount that is, in the aggregate, in excess of one hundred fifty percent (150%) of such Participant's base annual salary as in effect as of the first day of such Plan Year or two million five hundred thousand dollars ($2,500,000), whichever is less.

     4.3 In no event shall the aggregate amount of all bonuses payable in any Plan Year under the Plan exceed ten percent (10%) of the Company's average annual income before taxes for the preceding five fiscal years of the Company.

                         ARTICLE V--PAYMENT OF AWARDS

     5.1 Approved bonus awards shall be payable by the Company in cash to each participant, or to his estate in the event of his death, as soon as practicable after the end of each Performance Period and after the Committee has certified in writing pursuant to Section 3.1 that the relevant performance goals were achieved.

     5.2 A bonus award that would otherwise be payable to a participant who is not employed by the Company or one of its subsidiaries on the last day of a Performance Period shall be prorated, or not paid, as follows:

         (a) Terminated due to disability: Prorated based on active service during Performance Period.

         (b) Retirement in accordance with the Company's retirement policies:
    Prorated based on active service during Performance Period.

         (c) Voluntary or involuntary resignation or termination prior to retirement without mutual written agreement: No award.

         (d) Resignation pursuant to mutual written agreement: Prorated based on active service during Performance Period.

         (e) Leave of absence: Prorated based on active service during Performance Period.

         (f) Death of participant: Prorated based on active service during Performance Period.

                    ARTICLE VI--OTHER TERMS AND CONDITIONS

     6.1 No bonus awards shall be paid under the Plan unless and until the material terms (within the meaning of Section 162(m)(4)(C) of the Code) of the Plan, including the business criteria described in Section 2.3 of the Plan, are disclosed to and approved by the Company's shareholders by a majority of votes cast in a separate vote, either in person or by proxy, including abstentions to the extent abstentions are counted as voting under applicable state law.

     6.2 No person shall have any legal claim to be granted an award under the Plan and the Committee shall have no obligation to treat participants uniformly. Except as may be otherwise required by law, bonus awards under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Bonuses awarded under the Plan shall be payable from the general assets of the Company and no participant shall have any claim with respect to any specific assets of the Company.

      6.3 Neither the Plan nor any action taken under the Plan shall be construed as giving any employee the right to be retained in the employ of the Company or any subsidiary or to maintain any participant's compensation at any level.

      6.4 The Company or any of its subsidiaries may deduct from any award any applicable withholding taxes or any amounts owed by the employee to the Company or any of its subsidiaries.

                          ARTICLE VII--ADMINISTRATION

      7.1 All members of the Committee shall be persons who qualify as "outside directors" as defined under Section 162(m) of the Code. Until changed by the Board, the Compensation Committee of the Board shall constitute the Committee hereunder.

      7.2 The Committee shall have full power and authority to administer and interpret the provisions of the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

      7.3 Except with respect to matters which under Section 162(m)(4)(C) of the Code are required to be determined in the sole and absolute discretion of the Committee, the Committee shall have full power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan's terms, including adopting and enforcing rules to decide procedural and administrative issues.

      7.4 The Committee may rely on opinions, reports or statements of officers or employees of the Company or any subsidiary thereof and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons.

      7.5 The Board reserves the right to amend or terminate the Plan in whole or in part at any time. Unless otherwise prohibited by applicable law, any amendment required to conform the Plan to the requirements of Section 162(m) of the Code may be made by the Committee. No amendment may be made to the class of individuals who are eligible to participate in the Plan, the performance criteria specified in Section 2.3 or the maximum bonus payable to any participant as specified in Section 3.2 without shareholder approval unless shareholder approval is not required in order for bonuses paid to Covered Employees to constitute qualified performance-based compensation under Section 162(m) of the Code.

      7.6 No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

      7.7 The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

-------------------------------------------------------------------------------
Appendix B
-------------------------------------------------------------------------------

                             Mandalay Resort Group
                           2000 Stock Incentive Plan

                        ARTICLE I--PURPOSE OF THE PLAN

      The purposes of the Mandalay Resort Group 2000 Stock Incentive Plan (the "Plan") are to enable Mandalay Resort Group (the "Company") and its Affiliates to attract and retain the services of individuals with managerial, professional or supervisory skills as employees, officers, members of the Board, consultants or advisors of the Company and its Affiliates, and to motivate such persons to use their best efforts on behalf of the Company by the grant of Stock Options and/or Awards to such individuals as provided under the terms of the Plan.

                        ARTICLE II--GENERAL PROVISIONS

      2.1 Definitions. As used in the Plan:

      (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
Section 424(e) or (f) of the Code, of any successor provision and any other entity which would be an Affiliate but for the fact that such entity is not a corporation.

      (b) "Award" means a grant of shares of Common Stock pursuant to the provisions of the Plan, which may or may not be subject to restrictions, and which may or may not consist of a grant of Performance Shares.

      (c) "Award Agreement" means the written agreement establishing the terms of an Award, as required under Article IV hereof.

      (d) "Board of Directors" or "Board" means the Board of Directors of the Company.

      (e) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

      (f) "Committee" means the Board acting in its capacity as administrator of the Plan or the committee or committees appointed by the Board from time to time to administer the Plan pursuant to Section 2.2.

      (g) "Common Stock" means the Company's Common Stock, $.01 2/3 par value.

      (h) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock on the NYSE Composite Tape on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

      (i) "ISO" means a Stock Option that is intended to qualify as an "incentive stock option" as that term is used for purposes of Code Section 422.

      (j) "Non-qualified Stock Option" means a Stock Option that is not intended or designated to be an ISO.

      (k) "NYSE" means the New York Stock Exchange.

     (l) "Option" means either an "ISO" or a "Non-qualified Stock Option."

     (m) "Optionee" means the recipient of an "Option."

     (n) "Participant" means a person to whom a Stock Option or Award has been granted under the Plan.

     (o) "Performance Goal" means, with respect to a Performance Period, an objective performance goal or goals established by the Committee, consistent with the express terms of the Plan, which must be met as a precondition to the vesting of any Performance Shares granted with respect to a Performance Period under the Plan.

     (p) "Performance Period" means the Company's fiscal year or such other period as may be established as a Performance Period by the Committee from time to time.

     (q) "Performance Shares" means the shares of Common Stock granted pursuant to an Award and designated as Performance Shares by the Committee.

     (r) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

     (s) "Stock Option" means a stock option granted under the Plan which may or may not be intended to qualify as an ISO.

     (t) "Stock Option Agreement" means the written agreement evidencing the terms and conditions of a Stock Option Granted under the Plan, as required under Article III hereof.

     2.2 Administration of the Plan.

     (a) The Plan shall be administered by the Board or by any committee or committees as may be designated by the Board for this purpose, or by a combination of the Board and one or more such committees, each such committee and the Board in its capacity as administrator of the Plan being referred to herein as the "Committee." The Board may, at its discretion, establish a committee that consists of two (2) or more members of the Board, each of whom qualifies as a "non-employee director" (as that term is used for purposes of Rule 16b-3) and an "outside director" (as that term is used for purposes of
Section 162(m) of the Code). In the event the Board establishes more than one committee under this Section 2.2, the Board shall establish as of the time more than one such committee is established, and from time to time thereafter, at its discretion, guidelines that establish the groups of employees, consultants or advisors whose grants under the Plan are to be administered by such committees. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

     (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options and Awards granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option or Award in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options or Awards shall be granted and the number of Stock Options or Awards to be granted to any person; (iv) determine the terms of Stock Options and Awards granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option or Award shall be final, binding and conclusive.

      (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

      (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

      2.3 Effective Date. The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options and Awards may be granted upon such adoption and from time to time thereafter, provided, however, that the exercisability of Stock Options and the vesting of Awards granted hereunder shall be subject to approval of the Plan by the stockholders of the Company, within 12 months after the adoption of the Plan by the Board of Directors, in a manner consistent with applicable state law prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options. If the Plan is not so approved, this Plan and all Stock Options and Awards previously granted hereunder shall become null and void.

      2.4 Duration. If approved by the stockholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

      2.5 Shares Subject to the Plan. The maximum number of shares of Common Stock which may be subject to Stock Options and Awards granted under the Plan shall be 3,500,000, subject to adjustment in accordance with Section 5.1, as appropriate. Stock Options and Awards shall be subject to adjustment in accordance with Section 5.1, as appropriate, and shares to be issued upon exercise of Stock Options or in connection with Awards may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, or if an Award is forfeited under the terms of the Plan or an Award Agreement, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof and the forfeited shares of Common Stock that had been granted as an Award shall be available for future grants of Stock Options or Awards under the Plan.

      2.6 Limitations on Annual Grants. Notwithstanding anything to the contrary contained herein, the maximum number of shares of Common Stock which may, in the aggregate, be subject to Stock Options or Awards granted under the Plan to any individual in any calendar year shall not exceed 1,500,000, subject to adjustment in accordance with Section 5.1, as appropriate. The method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

      2.7 Amendments. The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable; provided, however, that without the approval of the Company's stockholders no amendment shall be made which:

          (a) Increases the maximum number of shares of Common Stock which may be subject to Stock Options or Awards granted under the Plan (other than as provided in Section 5.1, as appropriate); or

          (b) Extends the term of the Plan; or

          (c) Increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or

          (d) Otherwise materially increases the benefits accruing to Participants under the Plan; or

          (e) Materially modifies the requirements as to eligibility for Participants in the Plan.

Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Option or Award previously granted to such Participant.

      2.8 Participants and Grants. Stock Options and Awards under this Plan may be granted by the Committee to those employees, officers, members of the Board, consultants or advisors of the Company or any of its Affiliates that the Committee determines, at its sole discretion, qualify for such Stock Options or Awards. Subject to the limitations on Options and Awards and on the total number of shares of Common Stock available for grants under the Plan, the Committee may grant Stock Options and Awards for such number of shares of Common Stock as the Committee may, in its sole discretion, determine, which may be established on an individual basis, and may vary from Participant to Participant, all as the Committee may determine in its sole discretion. The Committee may amend or modify any term or condition of any Stock Option or Award Agreement at its discretion; provided, however, that no such amendment or modification shall be permitted that is detrimental to a grantee without the grantee's consent; and provided, further, that no such amendment or modification may be made to an Award Agreement with respect to a Performance Share that is intended to constitute a grant of performance-based compensation for purposes of Code Section 162(m), except as is expressly permitted under the terms of the Plan.

                           ARTICLE III--STOCK OPTIONS

      3.1 General. All Stock Options granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine. To the extent required by Section 162(m) of the Code, shares subject to Stock Options which are canceled shall continue to be counted against the award limit set forth in Section 2.6 and if, after grant of a Stock Option, the price of shares subject to such Stock Options is reduced, the transaction shall be treated as a cancellation of the Stock Option and a grant of a new Stock Option and both the Stock Option deemed to be canceled and the Stock Option deemed to be granted shall be counted against the foregoing award limit.

      3.2 Designation as ISO or Non-qualified Stock Option. Each Stock Option granted shall be designated in the Stock Option Agreement as constituting either an ISO or a Non-qualified Stock Option. Any Stock Option that is not designated shall be deemed to have been designated as a Non-qualified Stock Option. Any Stock Option that is intended to qualify as an ISO shall meet the following requirements:

          (a) In the event an ISO is granted to an employee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then, to the extent required by Section 424(d) of the Code, the option exercise price shall not be less than 110% of the Fair Market Value of the shares subject to the ISO on the date the ISO is granted.

          (b) In the event an ISO is granted to an employee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, such ISO shall not be exercisable more than five years from the date of grant of such ISO.

          (c) An ISO shall only become exercisable with respect to shares having a Fair Market Value of $100,000 or less during any one calendar year. To the extent any Stock Option that is designated as an ISO becomes exercisable during any one calendar year with respect to shares of Common Stock with an aggregate Fair Market Value in excess of $100,000, such Stock Option shall, to the extent of such excess, be treated as a Stock Option that is not an ISO. For purposes of the determinations in this paragraph (c), the Fair Market Value of shares of Common Stock shall be determined at the time the Stock Option is granted, and in determining the Fair Market Value of the shares as to which a Stock Option that is intended to be an ISO first becomes exercisable during any one calendar year, that Stock Option shall be considered as aggregated with all ISOs granted under any other plan of the Company or its Affiliates.

      3.3 Exercise and Purchase Prices. Subject to the provisions of Section 5.1, the purchase price per share of Common Stock subject to a Stock Option shall be set by the Committee; provided, however, that such price shall be no less than the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

      3.4 Period. The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof.

      3.5 Exercise. Subject to Sections 2.3 and 5.4, Stock Options may be exercisable immediately upon granting of the Stock Option or at such other time or times as the Committee shall specify when granting the Stock Option, or at such other time or times as may be provided for pursuant to an amendment or modification of a Stock Option Agreement, as permitted under the Plan. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a stockholder of the Company with respect to such shares.

      3.6 Payment. The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 5.3, may be paid:

          (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

          (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

          (c) By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

      3.7 Termination of Employment or other Relationship.

      (a) In the event a Participant's employment by, or other service relationship with, the Company or an Affiliate shall terminate for any reason other than those reasons specified in Sections 3.7(b), (c), (d), (e) or (f) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Stock Option held by such Participant which shall not have previously lapsed or terminated and which are exercisable on the date of the termination of employment or other service relationship shall remain so exercisable by the Optionee for a period of three months after such termination unless such Stock Option expires earlier by its terms.

      (b) If a Participant's employment by, or other service relationship with, the Company or its Affiliates shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination unless such Stock Option expires earlier by its terms. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

      (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of death) by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, and shall remain so exercisable for a period of six months after such Participant's death unless such Stock Option expires earlier by its terms.

      (d) If a Participant's employment by or other service relationship with the Company or an Affiliate shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject hereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant for a period of six months after termination, unless such Stock Option expires earlier by its terms.

      (e) In the event a Participant's relationship with the Company is subject to an employment or other service agreement that defines a termination without "Cause" and a termination by the Participant for "Good Reason," and such Participant's employment or other service relationship is either terminated by the Company without "Cause" or by the Participant for "Good Reason," (as such terms are defined in the applicable employment or other service agreement between the Company and the Participant), each Stock Option held by such Participant (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable for a period of six months after such termination unless such Stock Option expires earlier by its terms.

      (f) If a Participant (i) shall cease to be employed by, or have a relationship of consultant or advisor to, the Company or an Affiliate because of his discharge or termination for dishonesty, or because he violated any material provision of any employment or other agreement between him and the Company or an Affiliate, or (ii) shall voluntarily resign or terminate his employment with or relationship as a consultant or advisor to the Company or an Affiliate under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or an Affiliate, or (iii) shall have committed an act of dishonesty not discovered by the Company or an Affiliate prior to the cessation of his employment with or relationship as a consultant or advisor to the Company or an Affiliate, but which would have resulted in his discharge or termination if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with or relationship as a consultant or advisor to the Company or an Affiliate, without the written consent of the Company or an Affiliate, use (except for the benefit of the Company or an Affiliate) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company or an Affiliate obtained as a result of or in connection with such employment or relationship as a consultant or advisor, or (v) shall, either before or after the cessation of his employment with or relationship as a consultant or advisor to the Company or an Affiliate, without the written consent of the Company or an Affiliate, directly or indirectly, give advice to, or serve as an employee, director, officer, or trustee of, or in any similar capacity with, or otherwise directly or indirectly participate in the management, operation, or control of, or have any direct or indirect financial interest in, any corporation, partnership, or other organization which directly or indirectly competes in any respect with the Company or its Affiliates, or (vi) shall cease to be employed by or have a relationship as a consultant or advisor to the Company or an Affiliate because of his inability to continue as an employee, consultant or advisor, as the case may be, under any law or governmental regulation, including any Nevada gaming law or regulation, or (vii) shall voluntarily resign or terminate his employment with or relationship as a consultant or advisor to the Company or an Affiliate under or followed by such circumstances as would have rendered him unable to have continued as an employee, consultant or advisor, as the case may be, under any law or governmental regulation, including any Nevada gaming law or regulation, then forthwith from the happening of any such event, any Stock Options then held by such Participant shall terminate and become void to the extent that they then remain unexercised. Additional forfeiture provisions may be included within the terms of any Stock Option grant to a Participant as may be determined by the Committee in its discretion, provided such provisions are set forth in the written agreement evidencing such Stock Option.

      Notwithstanding anything to the contrary in this Section 3.7, the Committee may vary the time at which any Stock Option granted under the Plan shall terminate by including contrary provisions in the Stock Option Agreement, at its discretion.

      3.8 Effect of Leaves of Absence. Except as provided in the next sentence, it shall not be considered a termination of employment or other service relationship when a Participant is on military or sick leave or such other type of leave of absence which is considered a continuing intact of the employment or other service relationship of the Participant with the Company or any of its Affiliates. In case of such leave of absence, the employment or other service relationship shall be deemed to have continued until the later of (i) the date when such leave shall have lasted ninety days in duration, or (ii) the date as of which the Participant's right to reemployment shall have no longer been guaranteed either by statute or contract.

      3.9 Amendment of Outstanding Options. Subject to such other explicit limitations as may be set forth in the Plan, the Committee shall have the right to amend the option documents issued to an Optionee, at its discretion; provided, however, that no such amendment may be made without the Optionee's consent if such amendment is not favorable to the Optionee; and provided, further, that no amendment to an Option that has the effect of adjusting or amending the purchase price otherwise provided under the terms of such Option, and no other action by the Committee, whether by cancellation and replacement of Options, or otherwise, that would be treated as resulting in an adjustment or amendment of the purchase price under the Option, shall be permitted without the consent of the stockholders of the Company.

                               ARTICLE IV--AWARDS

      4.1 Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Shares. Each Award Agreement shall state the number of shares of Common Stock to which it pertains.

          (b) Purchase Price. Each Award Agreement shall specify the purchase price, if any, which applies to the shares subject to the Award. If the Committee specifies a purchase price, the grantee of such Award shall be required to make payment on or before the payment date specified in the Award Agreement in cash, by certified check payable to the order of the Company, or by such other mode of payment as the Committee may approve.

          (c) Grant. In the case of an Award which provides for a grant of shares of Common Stock without any payment, the grant shall take place on the date or dates or on the occurrence of such event or events as may be specified in the Award Agreement. In the case of an Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to the Company, unless the Committee or the Award Agreement otherwise specifies. Stock certificates evidencing shares of Common Stock granted pursuant to an Award shall be issued in the sole name of the grantee.

          (d) Conditions. The Committee may specify in an Award Agreement any conditions under which the grantee of that Award shall be required to convey to the Company the shares of Common Stock covered by the Award. Upon the occurrence of any such specified condition, the grantee of such Award shall forthwith surrender and deliver to the Company the certificates evidencing such shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for shares of Common Stock transferred pursuant to an Award be held in escrow by the Company or its designee until such time as each and every condition has lapsed and that the grantee of an Award be required, as a condition of the Award, to deliver to such escrow agent or an officer of the Company duly endorsed transfer powers covering the shares granted by such Award. Dividends and other distributions made on shares held in escrow shall, except to the extent otherwise provided by the Committee or in the Award Agreement, be deposited in escrow, to be distributed to the party becoming entitled to the Shares on which the distribution was made. Stock certificates evidencing shares of Common Stock subject to conditions shall bear a legend to the effect that the shares evidenced thereby are subject to repurchase by, or conveyance to, the Company in accordance with the terms applicable to such shares under an Award made pursuant to the Plan, and that the shares of Common Stock may not be sold or otherwise transferred, except to the Company in accordance with such conditions.

          (e) Lapse of Conditions. Upon termination or lapse of all forfeiture conditions, the Company shall cause certificates without the legend referring to the Company's repurchase or acquisition right (but with any other legends that may be appropriate) evidencing the shares covered by the Award to be issued to the grantee upon the grantee's surrender to the Company of the legended certificates held by the grantee.

          (f) Rights as Stockholder. Upon payment of the purchase price, if any, for shares of Common Stock covered by an Award and compliance with any other requirements for transfer of such shares, the grantee shall have all of the rights of a stockholder with respect to the shares of Common Stock covered thereby, including the right to vote such shares and receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Award Agreement.

      4.2 Performance Shares. The Committee may, from time to time, and at its sole discretion, make an Award of Performance Shares with respect to a Performance Period, in which case the Committee shall establish in writing prior to or within the first ninety (90) days of such Performance Period (but in no event after 25 percent of the period of service represented by the Performance Period has elapsed) one or more specific Performance Goals which must be met in order for the Performance Shares to be granted or to become vested. In connection with an Award of Performance Shares, the Committee shall specify in the applicable Award Agreement the terms and conditions applicable to such Award, which shall include the extent to which the Common Stock subject to such Award shall be granted or shall be eligible to become vested on the achievement of the applicable Performance Goals, and which may or may not include such additional terms and conditions, including conditions of forfeiture and additional vesting requirements, as the Committee deems appropriate, at its sole discretion.

      4.3 Performance Goals. Performance Goals shall be based upon one or more of the following business criteria for the Company as a whole or any of its Affiliates, operating divisions or other operating units: Stock price, market share, gross revenue, net revenue, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any variations of the preceding business criteria, which may be modified at the discretion of the Committee, to take into account extraordinary items or which may be adjusted to reflect such costs or expense as the Committee deems appropriate. In addition, to the extent consistent with the goal of providing for deductibility under Section 162(m) of the Code, Performance Goals may be based upon a Participant's attainment of personal objectives with respect to any of the foregoing Performance Goals or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility. Measurements of the Company's or a Participant's performance against the Performance Goals established by the Committee shall be objectively determinable and shall be determined according to generally accepted accounting principles as in existence on the date on which the Performance Goals are established and without regard to any changes in such principles after such date.

      4.4 Certification of Achievement of Performance Goals. As soon as practicable following the end of a Performance Period, the Committee shall determine whether and to what extent the Company and/or the Participants have achieved the Performance Goal or Goals established for such Performance Period, shall determine whether and to what extent the Performance Shares under the terms of the applicable Award Agreement are to be granted or are vested or become eligible to be vested, and shall certify such determination in writing, which certification may take the form of minutes of the Committee documenting such determination. The Committee shall have the discretion to limit, but not increase, the extent to which Performance Shares are to be granted or are eligible to become vested under the terms of an Award and the Plan, in order to reflect the Participant's individual performance or to take into account any other factors the Committee deems appropriate.

      4.5 Interpretation. The provisions of this Article IV relating to Performance Shares are intended to permit the grant of Awards that are treated as meeting the requirements to be treated as performance-based compensation under Section 162(m) of the Code, and the provisions of this Article IV, and the other provisions of the Plan as they relate to the grant of Awards that are Performance Shares, are to be interpreted in a manner that is consistent with the requirements of Section 162(m) and Treasury Regulations promulgated pursuant thereto, as they relate to the definition of performance-based compensation.

                      ARTICLE V--MISCELLANEOUS PROVISIONS

      5.1 Adjustments Upon Changes in Capitalization. In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options and Awards may be granted, including with respect to the share limit provided in Section 2.5 and the award limit provided in Section 2.6. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or Awards or, in either case, portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in its discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof and may, in its discretion, accelerate the vesting or grant of any Award. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

      5.2 Non-Transferability. Except as otherwise provided herein, no Stock Option and no rights under an Award shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative. Notwithstanding the foregoing, any Option that is not an ISO shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and also, if so provided in the option document by the Committee, at its discretion, shall be transferable without payment of consideration, to any of the following: immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings); trusts for the benefit of such immediate family members; partnerships whose only partners are such immediate family members; or to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the option document with respect to the Option prior to its transfer.

      5.3 Withholding. The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option or in connection with an Award may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

      5.4 Compliance with Law and Approval of Regulatory Bodies. No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NYSE and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate which evidences shares issued upon the exercise of a Stock Option or granted pursuant to an Award may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the acquisition of a Stock Option or an Award by a person or estate acquiring the right to such Stock Option or Award as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option or Award and may require consents and releases of taxing authorities that it may deem advisable.

      5.5 No Right to Employment or other Service. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options or Awards hereunder, shall confer upon any Participant under the Plan any right to continue in the employ or other service of the Company or any Affiliate, or shall in any way affect the right and power of the Company or any Affiliate to terminate the employment or other service relationship of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

      5.6 Exclusion from Pension Computations. By acceptance of a grant of a Stock Option or an Award under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon the exercise thereof or in accordance with the terms thereof will not be taken into account as "base remuneration," "wages," "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Affiliate.

      5.7 Abandonment of Stock Options and Awards. A Participant may at any time abandon a Stock Option or Award prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option or Award so abandoned.

      5.8 Severability. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

      5.9 Interpretation of the Plan. Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, and headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

      5.10 Use of Proceeds. Funds received by the Company upon the exercise of Stock Options or payments made in connection with Awards shall be used for the general corporate purposes of the Company.

      5.11 Construction of Plan. The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                 - - - - - - - - - - - - - - - - - - - - - - -
                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                                ADMISSION TICKET

                             MANDALAY RESORT GROUP

                              2000 Annual Meeting
                            Thursday, June 15, 2000
                                10:30 A.M., EDT

 STOCKHOLDER NAME(S): _____________________________________
                                       (PLEASE PRINT)

 __________________________________________________________

 STOCKHOLDER ADDRESS: _____________________________________

 __________________________________________________________

     If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on your proxy card. The meeting will be held in the Pavilion on the parking lot adjacent to MotorCity Casino, 2901 Grand River Avenue, Detroit, Michigan. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 9:30 A.M., EDT. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 20, 2000.

                                --------------

 This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                 - - - - - - - - - - - - - - - - - - - - - - -
                 /\ DETACH AND RETAIN THIS ADMISSION TICKET /\

                                ADMISSION TICKET

                              2000 Annual Meeting

                                       of

                             MANDALAY RESORT GROUP

                     ------------------------------------

                                     Agenda

                  1. To elect three directors;

                  2. To approve the 2000 Executive Officers' Bonus
                     Plan;

                  3. To approve the 2000 Stock Incentive Plan;

                  4. To ratify the appointment of Arthur Andersen
                     LLP as independent auditors to examine and report on the financial statements for the fiscal year ending January 31, 2001; and

                  5. To transact such other business as may properly
                     be brought before the meeting or any
                     adjournment(s) thereof.

                               (See Reverse Side)

                             MANDALAY RESORT GROUP

      Proxy Solicited on Behalf of the Board of Directors of the Company

        The undersigned, a stockholder of Mandalay Resort Group (the "Company"), a Nevada corporation, hereby appoints Michael S. Ensign and Yvette E. Landau, and each of them, as the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to vote and otherwise act on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held in the Pavilion located on the parking lot adjacent to MotorCity Casino, 2901 Grand River Avenue, Detroit, Michigan, on Thursday, June 15, 2000 at 10:30 A.M., EDT, or at any adjournment or adjournments thereof, with respect to all shares of the Company's Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, on the following matters:

The election of three directors to serve         (Change of address-Comments)
until their respective successors are
elected and shall qualify.                    __________________________________

Nominees:                                     __________________________________

Michael S. Ensign, Glenn W. Schaeffer and     __________________________________
Michael D. McKee
                                              __________________________________

This proxy will be voted as specified on the reverse side. If no specification is made, this proxy will be voted FOR each nominee for director named above, FOR approval of the 2000 Executive Officers' Bonus Plan, FOR approval of the 2000 Stock Incentive Plan and FOR ratification of the appointment of Arthur Andersen LLP.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

--------------------------------------------------------------------------------
                 - - - - - - - - - - - - - - - - - - - - - - -
          /\ DETACH AND RETURN PROXY CARD; RETAIN ADMISSION TICKET /\

                                ADMISSION TICKET

                              2000 Annual Meeting

                                       of

                             MANDALAY RESORT GROUP

                     ------------------------------------

                                     Agenda

                  1. To elect three directors;

                  2. To approve the 2000 Executive Officers' Bonus
                     Plan;

                  3. To approve the 2000 Stock Incentive Plan;

                  4. To ratify the appointment of Arthur Andersen
                     LLP as independent auditors to examine and report on the financial statements for the fiscal year ending January 31, 2001; and

                  5. To transact such other business as may properly
                     be brought before the meeting or any
                     adjournment(s) thereof.

                               (See Reverse Side)

X   Please mark your                                                       1834
    votes as in this
    example.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR each nominee listed on the reverse side and FOR Proposals 2, 3 and 4.

------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR each nominee listed on the reverse side and FOR Proposals 2, 3 and 4.
------------------------------------------------------------------------------------------------------------------------------------

                FOR   WITHHELD                         FOR   AGAINST  ABSTAIN                                  FOR   AGAINST ABSTAIN
1. Election of                 2. Approval of the                            3. Approval of the 2000
   Directors                      2000 Executive                                Stock Incentive Plan.
   (see reverse)                  Officers' Bonus Plan

For, except vote withheld from the following nominee(s):                     4. Ratification of the appointment
                                                                                of Arthur Andersen LLP as inde-
--------------------------------------------------------                        pendent auditors to examine and
                                                                                report on the Company's financial
                                                                                statements for the fiscal year
                                                                                ending January 31, 2001.
------------------------------------------------------------------------------------------------------------------------------------
                                                                             5. In the descretion of the proxies on any other
                                                                                matters that may properly come before the meeting or
                                                                                any adjournment thereof.

                                                                                   Change of Address/Comments on reverse side

                                                                 -----------------------------------------------------------------
                                                                 I/We plan to attend the Annual Meeting (Admission Ticket attached).
                                                                 ------------------------------------------------------------------
                                                                 ------------------------------------------------------------------
                                                                    If more than one of the proxies listed on the reverse side shall be present at the meeting or any adjournment thereof, the majority of said proxies so present and voting shall exercise all of the powers conferred hereby.
                                                                   The undersigned hereby revokes any proxy heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that the proxies listed on the reverse side, or either of them, may lawfully do by virtue hereof.


SIGNATURE(S)                                                         DATE
             --------------------------------------------------------    ------------------
Please date this proxy and sign your name as it appears hereon.  When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such.  If executed by a corporation, give title as such.
------------------------------------------------------------------------------------------------------------------------------------

                 - - - - - - - - - - - - - - - - - - - - - - -
          /\ DETACH AND RETURN PROXY CARD; RETAIN ADMISSION TICKET /\

                                ADMISSION TICKET

                             MANDALAY RESORT GROUP

                              2000 Annual Meeting
                            Thursday, June 15, 2000
                                10:30 A.M., EDT

     If you plan to attend the Annual Meeting of Stockholders, please so indicate by marking the appropriate box on your proxy card. The meeting will be held in the Pavilion on the parking lot adjacent to MotorCity Casino, 2901 Grand River Avenue, Detroit, Michigan. Space limitations make it necessary to limit attendance to stockholders. Registration will begin at 9:30 A.M., EDT. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of April 20, 2000.

                                --------------

     This Admission Ticket should not be returned with your proxy but should be retained and brought with you to the Annual Meeting.